Organizational Chart – December 31, 2025

I.OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust 99.999% - Pansolo Holding Inc.

52.511% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2025, 580,872,092 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,129,480,752.
Pansolo Holding Inc. owns directly and indirectly 45,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 593,099,152 or 52.511% of the total voting rights attached to the shares of PCC.

II.OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:
A.Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - Power Financial Corporation
65.00% - Great-West Lifeco Inc. (71.14% total equity (directly and indirectly) 100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Empower Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited) 1.0% - Empower Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC) 100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC) 100.0% - Empower Enterprise Philippines, Inc.
100.0% - EPR, LLC
100.0% - Empower Holdings, LLC
100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY) 100.0% - Empower Financial Services, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC) 100.0% - Lottery Receivable Company One LLC
100.0% - Empower Stock Plan Services, LLC 100.0% - Empower Insurance Agency, LLC
100.0% - Empower Annuity Insurance Company (Fed ID #06-1050034 – NAIC # 93629, CT) 100.0% - Empower Securities Holdings II, Inc.
99.0% - Comosa Reit, L.P. 100.0% - Comosa GP, LLC
1.0% - Comosa Reit, L.P.
100.0% - TBG Insurance Services Corporation
100.0% MC Insurance Agency Services, LLC
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation) 50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)
100.0% - Empower Personal Wealth, LLC
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC) 100.0% - Empower Securities Holdings, LLC
100.0% - Empower Services Holdings US, LLC
100.0% - Empower Capital Management, LLC 100.0% - Empower Trust Company, LLC 100.0% - Empower Advisory Group, LLC 100.0% - Empower Retirement, LLC
100.0% - Empower Retirement Puerto Rico, LLC 100.0% - PAFI, LLC
100.0% PAFL, LLC
100.0% - PanAgora Holdings, Inc.
100.0% - PanAgora Asset Management, Inc.
100.0% - PanAgora Asset Management GP, LLC
96.87% PanAgora Healthcare Long-Short Fund, LP

B.The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - Power Financial Corporation
65.00% - Great-West Lifeco Inc. (71.14% total equity (directly and indirectly) 14.03% - Sagard Holdings Management Inc. (12.74% equity) 19.80% - Power Sustainable Manager Inc.
100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Manager US, Inc.
100.0% - Power Sustainable Infrastructure Credit, LLC 100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - Great-West Lifeco LRCN Trust 100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC

100.0% - Great-West Lifeco US Finance 2019 II, LLC 100.0% - Great-West Lifeco Finance 2019, LLC 100.0% - Great-West Lifeco Finance 2019 II, LLC 100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.) 1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco Inc.)
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC) 100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC) 100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC 100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company) 100.0% - Great-West Lifeco Finance 2017, LLC
99.0% - Great-West Lifeco U.S. Finance 2019, LP (1% owned by 2142540 Ontario Inc.) 100.0% - Great-West Lifeco U.S. Finance 2019, LLC
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.) 1.0% - Great-West Lifeco US Finance 2019, LP (99% owned by Great-West Lifeco Inc.)
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH 18.5% - Portag3 Ventures LP
33.3% - Portag3 Ventures II Affiliates LP 33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 14653998 Canada Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (80.0% owned by 11249185 Canada Inc.) 49.9% - Northleaf Capital Group Ltd.
100.0% - Northleaf Capital Partners Ltd.
100.0% - Northleaf PPP GP Ltd.
100.0% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC 49.0% - NICP IV GP Ltd.
100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd. 49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
49.0% - NSPC-L Holdings II GP Ltd.

49.0% - Northleaf Private Equity VIII GP Ltd.

100.0% - Northleaf Crescendo Holdings GP LLC 100.0% - Northleaf Small Cell GP Ltd.
100.0% - NCP Terminals GP Ltd.
100.0% - Northleaf NICP III GP LLC
100.0% - Northleaf Music Copyright Ventures GP Ltd.
49.0% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
100.0% - NCP NWP US GP Ltd.
49.0% - Northleaf NICP III GP Ltd. 100.0% - NCP US Terminals GP LLC 49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd. 49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC 100.0% - Northleaf Vault Holdings GP Ltd. 100.0% - NSPC-L GPC Ltd.
100.0% - NCP CSV Holdings GP Ltd. 100.0% - Northleaf Capital Advisors Ltd. 100.0% - Northleaf Trustees Limited 100.0% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100.0% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd. 100.0% - Northleaf Capital Partners Japan KK 100.0% - Northleaf SH288 GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd. 100.0% - Northleaf Capital Partners (UK) Limited 49.0% - Northleaf NICP II GP Ltd.
100.0% - Northleaf Class C Holdings GP Ltd.
100.0% - Northleaf Capital Partners (USA) Inc.
100.0% - Annex Fund GP Ltd.
100.0% - Northleaf Capital Partners GP Ltd.
100.0% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd. 100.0% - NPC III RN (Canada) GP Ltd.
100.0% - Northleaf NICP III Canadian Class C Holdings Ltd. 100.0% - Northleaf Millennium Holdings (US) GP Ltd.
100.0% - Northleaf Millennium Holdings (Canada) GP Ltd. 49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.

100.0% - Northleaf Star GPC Ltd.

49.0% - Northleaf Private Credit GP Ltd.
100.0% - NPC GPC Ltd.
100.0% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100.0% - NPC II GPC Ltd.
100.0% - NSPC GPC Ltd.
49.0% - NSPC GP Ltd.
49.0% - NSPC-L GP Ltd.
49.0% - NSPC-L Holdings GP Ltd.
49.0% - NPC I Holdings GP Ltd.
49.0% - Northleaf Private Credit II GP Ltd.
49.0% - Northleaf NCO GP Ltd.
100.0% - NSPC International GP Ltd.
100.0% - NSPC-L International GP Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100.0% - Northleaf PE Holdings GP Ltd.
100.0% - Northleaf Capital Partners GP II Ltd.
49.0% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company) 100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC 100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC 100.0% - 25 North Investors SPE3, LLC 100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC 100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC 100.0% - EVOX CO Centennial LLC
100.0% - EW GP Fund II LLC
100.0% - EW GP Fund I Managing Member LLC

99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada) 100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company) 100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.) 100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.) 100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada) 100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC 100.0% - GWL Direct 4471 + 4433 42nd LLC
100.0% - GWL Direct 32 Cambridge LLC 100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC 100.0% - GWL Direct 345 Cessna LLC 100.0% - GWL Direct 1925 Grove LLC 100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC 100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC 100.0% - GWL Direct 3209 Lionshead LLC 100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC 100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC 100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC 100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC 100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC 100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC 100.0% - GWLRA GP LLC

100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL REI GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Empower Annuity Insurance Company of America) 100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company) 100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWLRA Residential Value Fund I (Employee Feeder) GP Inc.
1.0% - GWLRA Residential Value Fund I (Employee Feeder) LP (99.0% owned by GWL Realty Advisors Inc.) 100.0% - GWLRA Residential Value Fund I GP Inc.
0.001% - GWLRA Residential Value Fund I LP (99.999% owned by GWL Realty Advisors Inc.) 100.0% - 1655 Haro (2024) GP Inc.
.001% - 1655 Haro (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.) 100.0% - 1655 Haro (2024) Nominee Inc.
99.999% - 1655 Haro (2024) LP (.001% owned by 1655 Haro (2024) GP Inc.)
100.0% - 1655 Haro (2024) Nominee Inc.
100.0% - 2220 Marine (2024) GP Inc.
.001% - 2220 Marine (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.) 100.0% - 2220 Marine (2024) Nominee Inc.
99.999% - 2220 Marine (2024) LP (.001% owned by 2020 Marine (2024) GP Inc.)
100.0% - 2220 Marine (2024) Nominee Inc.
100.0% - 2160 Lakeshore (2024) GP Inc.
.001% - 2160 Lakeshore (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.) 100.0% - 2160 Lakeshore (2024) Nominee Inc.
99.999% - 2160 Lake Shore (2024) LP (.001% owned by 2160 Lakeshore (2024) GP Inc.)
100.0% - 2160 Lakeshore (2024) Nominee Inc.
100.0% - GWL Realty Advisors Residential Inc. 100.0% - 2278372 Ontario Inc.
100.0% - 100039744 Ontario Inc.
99.999% - GWLRA Residential Value Fund I LP (.001% owned by GWLRA Residential Value Fund I GP Inc.
100.0% - 1655 Haro (2024) GP Inc.
.001% - 1655 Haro (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.) 100.0% - 1655 Haro (2024) Nominee Inc.
99.999% - 1655 Haro (2024) LP (.001% owned by 1655 Haro (2024) GP Inc.
100.0% - 1655 Haro (2024) Nominee Inc.
100.0% - 2220 Marine (2024) GP Inc.
.001% - 2220 Marine (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.) 100.0% 2220 Marine (2024) Nominee Inc.
99.999% - 2220 Marine (2024) LP (.001% owned by 2220 Marine (2024) GP Inc.)
100.0% - 2220 Marine (2024) Nominee Inc.

100.0% - 2160 Lakeshore (2024) GP Inc.
.001% - 2160 Lakeshore (2024) LP (99.999% owned by GWLRA Residential Value Fund I GP Inc.) 100.0% - 2160 Lakeshore (2024) Nominee Inc.
99.999% - 2160 Lakeshore (2024) LP (.001% owned by 2160 Lakeshore (2024) GP Inc.)
100.0% - 2160 Lakeshore (2024) Nominee Inc.
99.999% - GWLRA Residential Value Fund I (Employee Feeder) LP (.001% owned by GWLRA Residential Value Fund I (Employee Feeder) GP Inc.
49.975% - GWLRA Residential Value Fund I Carry LP (.001% owned by GWLRA Residential Value Fund Carry GP Inc. and 49.995% owned by The Canada Life Assurance Company) 80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited) 100.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP) 100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.
100.0% - ClaimSecure Inc.
100.0% - 14894821 Canada Inc.
100.0% - Value Partners Group Inc.
100.0% - Value Partners Investments Inc.
100.0% - LP Insurance Services and Estate Planning Ltd. 100.0% - LP Financial Planning Services Ltd.
100.0% - 17449313 Canada Inc.
100.0% - Forster Financial Corp.
100.0% - 14888669 Canada Inc.
100.0% - Investment Planning Counsel Inc. 100.0% - IPC Estate Services Inc. 100.0% - IPC Investment Corporation 100.0% - IPC Securities Corporation
100.00% - Canada Life Investment Management, Ltd.
100.0% - Counsel Portfolio Corporation
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada) 70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada) 100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited 100.0% - Marine Promenade Properties Inc. 100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.) 100.0% - High Park Bayview Inc.

0.001% - High Park Bayview Limited Partnership 99.999% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - CLUS CDN-GP Co.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company) 100.0% - CLUS III CDN GP Inc.
0.0001% (CLUS III CDN LP (99.9999% owned by The Canada Life Assurance Company) 100.0% - Great-West US RE Holdings III Inc.
100.0% - CLUS CDN Mgmt Holdings Ltd.
100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC 100.0% - RMA Realty Holdings Corporation Ltd.
100.0% - 1995709 Alberta Ltd.
2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.) 97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware)) 99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.) 100.0% - RMA Properties Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc. 100.0% - Trop Beau Developments Limited
100.0% - GWLRA Residential Value Fund I Carry GP Inc.
.001% - GWLRA Residential Value Fund I Carry LP (49.995% owned by The Canada Life Assurance Company and 49.975% owned by GWL Realty Advisors Inc.) 49.995% - GWLRA Residential Value Fund I Carry LP (.001% owned by GWLRA Residential Value Fund I Carry GP Inc. and 49.975% owned by GWL Realty Advisors Inc.) 100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
62.0% - 1296 Station Street Properties Ltd. (38% owned by The Canada Life Insurance Company of Canada) 100.0% - Saskatoon West Shopping Centres Limited
97.31% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.68% owned by The Canada Life Insurance Company of Canada) 100.0% - 7419521 Manitoba Ltd.
0.02% - 7420928 Manitoba Limited Partnership (97.31% owned by The Canada Life Assurance Company and 2.68% owned by The Canada Life Insurance Company of Canada) 100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc.
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.

100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company) 99.99% - 185 Enfield LP (0.01% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.01% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company) 99.99% - 320 McRae LP (0.01% owned by 320 McRae GP Inc.)
100.0% - RA Investment 1 Holdings GP Inc.
0.001% - RA Investment 1 Holdings LP (99.999% owned by The Canada Life Assurance Company) 100.0% - One City Centre Property Inc.
99.999% - RA Investment 1 Holdings LP (0.001% owned by RA Investment 1 Holdings GP Inc.) 100.0% - RA Investment 9 Holdings GP Inc.
0.001% - RA Investment 9 Holdings LP (99.999% owned by The Canada Life Assurance Company) 100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
99.999% - RA Investment 9 Holdings LP (0.001% owned by RA Investment 9 Holdings GP Inc.) 100.0% - RA Investment 10 Holdings GP Inc.
0.001% - RA Investment 10 Holdings LP (99.999% owned by The Canada Life Assurance Company) 99.999% - RA Investment 10 Holdings LP (0.001% owned by RA Investment 10 Holdings GP Inc.)
100.0% - RA Investment 11 Holdings GP Inc.
0.001% - RA Investment 11 Holdings LP (99.999% owned by The Canada Life Assurance Company) 100.0% - 2020917 Albert Ltd.
99.999% - RA Investment 11 Holdings LP (0.001% owned by RA Investment 11 Holdings GP Inc.) 100.0% - RA Investment 13 Holdings GP Inc.
0.001% - RA Investment 13 Holdings LP (99.999% owned by The Canada Life Assurance Company) 99.999% - RA Investment 13 Holdings LP (0.001% owned by RA Investment 13 Holdings GP Inc.)
100.0% - RA Investment 14 Holdings GP Inc.
0.001% - RA Investment 14 Holdings LP (99.999% owned by The Canada Life Assurance Company) 99.999% - RA Investment 14 Holdings LP (0.001% owned by RA Investment 14 Holdings GP Inc.)
80.0% - RA Investment 2 Holdings GP Inc. (20% owned by The Canada Life Insurance Company of Canada)
0.001% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company) 100.0% - 12111 Riverside Way Property Inc.
100.0% - Lions Gate Business Park Property Inc.
79.999% - RA Investment 2 Holdings LP (0.001% owned by RA Investment 2 Holdings GP Inc. and 20.0% owned by the Canada Life Insurance Company of Canada) 80.0% - RA Investment 3 Holdings GP Inc. (20% owned by The Canada Life Insurance Company of Canada)
0.001% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company) 79.999% - RA Investment 3 Holdings LP (0.001% owned by RA Investment 3 Holdings GP Inc. and 20.0% owned by the Canada Life Insurance Company of Canada)
85.0% - RA Investment 4 Holdings GP Inc. (15% owned by The Canada Life Insurance Company of Canada)
0.001% - RA Investment 4 Holdings LP (84.999% owned by The Canada Life Assurance Company and 15% owned by The Canada Life Insurance of Company) 84.999% - RA Investment 4 Holdings LP (0.001% owned by RA Investment 4 Holdings GP Inc. and 15.0% owned by the Canada Life Insurance Company of Canada)
87.5% - RA Investment 5 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)
0.001% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company) 100.0% - 10077 Grace Road Property Inc.
100.0% - 0977221 B.C. Ltd.
100.0% - Vaudreuil Shopping Centres Limited

87.499% - RA Investment 5 Holdings LP (0.001% owned by RA Investment 5 Holdings GP Inc. and 12.5% owned by The Canada Life Insurance Company of Canada) 87.5% - RA Investment 6 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)
0.001% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company) 87.499% - RA Investment 6 Holdings LP (0.001% owned by RA Investment 6 Holdings GP Inc. and 12.5% owned by the Canada Life Insurance Company of Canada)
87.5% - RA Investment 7 Holdings GP Inc. (12.5% owned by The Canada Life Insurance Company of Canada)
0.001% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company) 100.0% - 2344701 Ontario Ltd.
100.0% - 2356720 Ontario Ltd.
100.0% - 555 Robson Holding Ltd.
87.499% - RA Investment 7 Holdings LP (0.001% owned by RA Investment 7 Holdings GP Inc. and 12.5% owned by the Canada Life Insurance Company of Canada) 89.5% - RA Investment 8 Holdings GP Inc. (10.5% owned by The Canada Life Insurance Company of Canada)
0.001% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 10.5% owned by The Canada Life Insurance of Company) 100.0% - 2331777 Ontario Ltd.
99.499% - RA Investment 8 Holdings LP (0.001% owned by RA Investment 8 Holdings GP Inc. and 10.5% owned by the Canada Life Insurance Company of Canada) 100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc. 100.0% - TORCE Investment Management Inc.
100.0% - Canada Life Capital Corporation, Inc.
100.0% - 11658735 Canada Inc.
100.0% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited 100.0% - Canada Life UK Holdings Limited 100.0% - Stonehaven UK Limited
100.0% - Canada Life Asset Management Limited 100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited 100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation 100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited 100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited 100.0% - ILGWM Limited
100.0% - Harvest Trustee Limited
100.0% - Harvest Financial Services Limited 100.0% - Conexim Advisors Limited
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited 100.0% - Cornmarket Civil and Public Sector Mastertrust dac
100.0% - Cornmarket Insurance Services Limited 100.0% - EIS Financial Services Limited
100.0% - K.D. Retirement Services Limited

100.0% - APT Workplace Pension Ltd.
100.0% - APT Wealth Management Ltd.
100.0% - APTFS Nominees Ltd.
100.0% - Unio Financial Services Limited
100.0% - ILP Pension Trustees DAC 100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac 100.0% - ILP Master Trustee dac
100.0% - Irish Life Trustee Services Limited 100.0% - Navigate Master Trustee dac
100.0% - Canada Life Irish Holding Company Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited) 24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)
87.01% - Summitas Holding GMbh 100.0% - Summitas MidCo GMbh 100.0% - Summitas Gruppe GMbh
26.9% - JDC Group AG
25.1% - einfach gut versichert GmbH
9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited) 86.17% - Summitas Holding Gmbh
100.0% - Summitas MidCo Gmbh 100.0% - Summitas Gruppe Gmbh
100.0% - BVUK. GmbH
100.0% - Munchener Versicherungsmakler GmbH 100.0% - EASIE Assekuranzmakler – AG
100.0% - Dr. Ihlas GmbH 100.0% - Confera GmbH
100.0% - Summitas Makler GmbH
100.0% - Eichhorn, Waltzock & Partner GmbH 100.0% - Bago GmbH
100.0% - Kamke Versicherungsmakler GmbH
100.0% - VBH Versicherungsmakler für Baugewerbe und Handwerk GmbH 100.0% - IMM Versicherungsmakler für Industrie und Mittelstand GmbH
100.0% - Policenwerk Assekuradeure GmbH & Co. KG 100.0% - Seeliger & Co. GmbH
100.0% - Wolf Assekuranz-Service GmbH 100.0% - DAVID Verwaltung GmbH
100.0% - DAVID Versicherungskontor GmbH & Co. KG 100.0% - Barkmann & Wahler GmbH & Co. KG 100.0% - Hans-Walter Kramer GmbH
100.0% - BWB Versicherungsvermittlungsgesellschaft mbH 100.0% - Assekuranzkontor Friedrich Barkmann GmbH & Co. KG 100.0% - Hoffmann Industrieversicherungsmakler GmbH & Co. KG 100.0% - Sven Hoffmann-Verwaltungs-GmbHjung

100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH 60.0% - FMK Compare GmbH 60.0% - HVG Hanse GmbH
100.0% - SF Sicher Finanzieren GmbH 100.0% - Jung, DMS & Cie. Pro Service GmbH
100.0% - DFP Deutsche Finanz Portfolioverwaltung GmbH 100.0% - Plug-Insurance GmbH
100.0% - Fund Development and Advisory AG 100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH 100.0% - JDC Geld,de GmbH 100.0% - JDC plus GmbH
25.0% - Incore Asset Management Solution
50.0% - Opal Hard– und Software Consultung GmbH 30.0% - Dr. Jung & Partner GmbH
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH 100.0% - FINUM.Private Finance AG (Germany)
100.0% - FVV – GmbH
100.0% - JDC Group Austria GmbH
100.0% - FINUM.Private Finance AG (Austria) 100.0% - Jung, DMS & Cie. GmbH 100.0% - Top-Finanziert GmbH 51.0% - I&F Beratungs GmbH 100.0% - Benefit Consulting GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited) 100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac 50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited 100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited) 78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Keyridge Asset Management Limited 100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL 50.0% - TirNua Capital Partners Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited 100.0% - Canada Life European Real Estate Limited

100.0% - Canada Life Trustee Services (U.K.) Limited 100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited 100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited 11.0% - St. Paul’s Place Management Company Limited 26.0% - ETC Hobley Drive Management Company Limited 100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited 100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited 100.0% - Canada Life Group Services (U.K.) Limited 100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited 100.0% - Irish Life Group Limited
100.0% - Irish Life Ark Life Dublin dac 100.0% - Irish Life Health dac 100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited 100.0% - Irish Life Financial Services Limited
37.18% - Multiply.AI 49.0% - Affinity First Limited
100.0% - Irish Life Associate Holdings Unlimited Company 100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc. 100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited 66.66% - City Gate Park Administration Limited 50.0% - Dakline Company Ltd.
50.0% - Earlsfort Centre (Atrium) Limited 100.0% - London Life and Casualty Reinsurance Corporation
100.0% - London Life and Casualty (Barbados) Corporation 100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation Limited
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation 100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l. 100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited 100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited 100.0% - Canada Life Capital Bermuda II Limited

77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.) 100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.) 100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.) 100.0% - T.H. Lee Interests
100.0% - The Canada Life Insurance Company of Canada
2.68%- 7420928 Manitoba Limited Partnership (97.31% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.) 100.0% - 6855572 Manitoba Ltd.
100.0% - RA Investment 12 Holdings GP Inc.
0.001% - RA Investment 12 Holdings LP (99.999% owned by RA Investment 12 Holdings GP Inc.) 100.0% - 635 Broughton Street Property Inc.
100.0% - 615 Colborne Street Property Inc. 100.0% - 310 8th Street Property Inc.
99.999% - RA Investment 12 Holdings LP (99.999% owned by The Canada Life Assurance Company) 20.0% - RA Investment 2 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)
0.001% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company) 100.0% - 12111 Riverside Way Property Inc.
100.0% - Lions Gate Business Park Property Inc.
20.0% - RA Investment 2 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 2 Holdings GP Inc.) 20.0% - RA Investment 3 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)
0.001% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company) 20.0% - RA Investment 3 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 3 Holdings GP Inc.)
15.0% - RA Investment 4 Holdings GP Inc. (85% owned by The Canada Life Assurance Company)
0.001% - RA Investment 4 Holdings LP (84.999% owned by The Canada Life Assurance Company and 15% owned by The Canada Life Insurance of Company) 15.0% - RA Investment 4 Holdings LP (99.999% owned by RA Investment 4 Holdings GP Inc.)
20.0% - 9481 Leslie Street GP Inc. (80% owned by The Canada Life Assurance Company)
0.01% - 9481 Leslie Street Limited Partnership (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company) 20.0% - 9481 Leslie Street Limited Partnership (99.999% owned by 9481 Leslie Street GP Inc.)
12.5% - RA Investment 5 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)
0.001% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company) 100.0% - 10077 Grace Road Property Inc.
12.5% - RA Investment 5 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 5 Holdings GP Inc.) 12.5% - RA Investment 6 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)
0.001% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company) 12.5% - RA Investment 6 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 6 Holdings GP Inc.)
12.5% - RA Investment 7 Holdings GP Inc. (87.5% owned by The Canada Life Assurance Company)
0.001% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 12.5% owned by The Canada Life Insurance of Company) 12.5% - RA Investment 7 Holdings LP (87.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 7 Holdings GP Inc.)
10.5% - RA Investment 8 Holdings GP Inc. (89.5% owned by The Canada Life Assurance Company)
0.001% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 10.5% owned by The Canada Life Insurance of Company) 10.5% - RA Investment 8 Holdings LP (89.499% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 8 Holdings GP Inc.)

20.0% - RA Investment 15 Holdings GP Inc. (80% owned by The Canada Life Assurance Company)
0.001% - RA Investment 15 Holdings LP (79.999% owned by The Canada Life Assurance Company and 20% owned by The Canada Life Insurance of Company) 100.0% - RA Investment 15 Holdings Nominee Inc..
20.0% - RA Investment 15 Holdings LP (79.999% owned by The Canada Life Assurance Company and 0.001% owned by RA Investment 15 Holdings GP Inc.) 100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company) 100.0% - Mountain Asset Management LLC
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company) 20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company) 100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company) 100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.) 100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.) 100.0% - T.H. Lee Interests
16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company) 30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company) 100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC 100.0% - GWL Direct 4471 + 4433 42nd LLC
100.0% - GWL Direct 32 Cambridge LLC 100.0% - GWL Direct 701 Rio Salado LLC 100.0% - GWL Direct 2121 Mid LLC
100.0% - GWL Direct 100 Legacy Oaks LLC 100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC 100.0% - GWL Direct 13055 Mississippi LLC 100.0% - GWL Direct 11 State LLC
100.0% - GWL Direct 345 Cessna LLC 100.0% - GWL Direct 1925 Grove LLC 100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC 100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC 100.0% - GWL Direct 3209 Lionshead LLC 100.0% - GWL Direct 18701-18901 38th LLC

100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC 100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC 100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC 100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC 100.0% - GWL Direct 11077 Rush LLC
100.0% - GWL Direct 8915 Market Place LLC 96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC 100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Canada Life Capital Trust
100.0% - Mountain Asset Management LLC
C.IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - Power Financial Corporation
62.913% - IGM Financial Inc. (direct and indirect 66.826%) 100.0% IGWM Inc.
100.0% - IG Wealth Management Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd. 100.0% - I.G. Insurance Services Inc. 100.0% - Investors Syndicate Limited 100.0% - 16490336 Canada Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited 100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation 100.0% - Strategic Charitable Giving Foundation 100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation 27.8% - China Asset Management Co., Ltd.
100.0% - Shanghai China Wealth Management Co., Ltd.

100.0% - China Capital Management Co., Ltd.
100.0% - China Asset Management (Hong Kong) Limited 100.0% - China Equity Fund Management (Beijing) Co., Ltd.
80.0% - 11249185 Canada Inc.
100.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100.0% - Northleaf Capital Partners Ltd.
100.0% - Northleaf PPP GP Ltd.
100.0% - Northleaf Secondary Partners III GP Ltd. 49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC 49.0% - NICP IV GP Ltd.
100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd. 49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd. 49.0% - NSPC-L Holdings II GP Ltd.
49.0% - Northleaf Private Equity VIII GP Ltd. 100.0% - Northleaf Crescendo Holdings GP LLC 100.0% - Northleaf Small Cell GP Ltd.
100.0% - NCP Terminals GP Ltd.
100.0% - Northleaf NICP III GP LLC
100.0% - Northleaf Music Copyright Ventures GP Ltd. 49.0% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd. 49.0% - Northleaf Global Private Equity GP Ltd. 100.0% - NICP I NWP US GP LLC
49.0% - Northleaf NICP III GP Ltd. 100.0% - NCP US Terminals GP LLC
49.0% - Northleaf LPF Private Credit Holdings GP Ltd. 49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC 100.0% - Northleaf Vault Holdings GP Ltd. 100.0% - NCP CSV Holdings GP Ltd.
100.0% - Northleaf Capital Advisors Ltd. 100.0% - Northleaf Trustees Limited 100.0% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd 100.0% - Northleaf NICP IV (EU) GP S. à.rl.
100.0% - Northleaf Capital Partners (Canada) Ltd.
100.0% - (indirectly) Northleaf Class C Sub Holdings Ltd. 100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - NCP NWP US GP Ltd.

100.0% - Northleaf Capital Partners (Australia) Pty Ltd.

100.0% - MGELS Investments Limited

100.0% - Northleaf Capital Partners (UK) Limited 49.0% - Northleaf NICP II GP Ltd.
100.0% - Northleaf Class C Holdings GP Ltd. 100.0% - Northleaf Capital Partners (USA) Inc.
100.0% - Annex Fund GP Ltd.
100.0% - Northleaf Capital Partners GP Ltd.
100.0% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd. 49.0% - NPC III RN (Canada) GP Ltd.
100.0% - Northleaf NICP III Canadian Class C Holdings Ltd. 100.0% - NCP Beacon GP Ltd.
100.0% - Northleaf Millennium Holdings (US) GP Ltd. 100.0% - Northleaf Millennium Holdings (Canada) GP Ltd. 49.0% - Northleaf Secondary Partners IV GP Ltd.
100.0% - Northleaf Secondary Partners IV (EU) GP S.à r.l. 49.0% - NASF US GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
49.0% - Northleaf Multi-Asset Private Markets GP Ltd. 49.0% - Northleaf Private Credit GP Ltd.
49.0% - Northleaf Growth Fund II GP Ltd.
49.0% - NASF GP Ltd.
100.0% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
49.0% - Northleaf NCO GP Ltd.
100.0% - NCP ETR Investments GP Ltd.
49.0% - Northleaf Private Equity IX GP Ltd.
49.0% - NSPC GP Ltd.
100.0% - NSPC (EU) GP S. à.r.l.
49.0% - NSDL GP Ltd.
49.0% - NSPC-L GP Ltd.
49.0% - NSPC-L Holdings GP Ltd.
49.0% - NPC I Holdings GP Ltd.
49.0% - Northleaf Private Credit II GP Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100.0% - Northleaf Capital Partners GP II Ltd.
49.0% - Northleaf NICP II Holdings GP Ltd.
100.0% - MEMLS Fund Management (Cayman) Ltd. 100.0% - Mackenzie EM Funds Management (Cayman) Ltd. 100.0% - Mackenzie GP Inc.
100.0% - 2023 Holdco Inc.

17.2% - Rockefeller Capital Management General Partner L.L.C.
100.0% - IGM Financial Corporate Services Inc.

18.54% - Portag3 Ventures LP
19.82% - Springboard LP 55.23% - Springboard LP
52.70% - Wealthsimple Financial Corp. (48.16% equity) 29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP 31.97% - Portag3 Ventures II LP
5.95% - Portage Ventures III LP 4.40% - Portage Ventures IV LP 2.21% - Conquest Planning Inc.
2.66% - Wealthsimple Financial Corp. (2.29% equity) 9.66% - Nesto
9.68% - PolicyBook
D.Pargesa SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - Power Financial Corporation 100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
47.8% Groupe Bruxelles Lambert (34.2% in capital)
1.6% - Groupe Bruxelles Lambert (2.3% in capita)) 0.9% - Umicore SA
19.8% - Ontex NV
11.4% - Pernod Ricard SA (6.8% in capital) 96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital) 0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital) 94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital) 94.9% - FINPAR V SRL
0.2% - Groupe Bruxelles Lambert (0.1% in capital) 0.1% - Concentrix
95.0% - FINPAR VI SRL
0.2% - Groupe Bruxelles Lambert (0.1% in capital) 0.1% - Concentrix
98.6% - FINPAR VII SRL
0.7% - Groupe Bruxelles Lambert (0.5% in capital) 4.4% - GfG Topco S.a.r.l.
99.0% - FINPAR VIII SRL
1.3% - Groupe Bruxelles Lambert (0.9% in capital)

3.6% - Sofia Capital S.à r.l.
98.8% - FINPAR IX SRL
1.0% - Groupe Bruxelles Lambert (0.7% in capital) 4.5% - Celeste Capital S.a.r.l
98.1%- FINPAR X SRL
0.7% - Groupe Bruxelles Lambert (0.5% in capital) 0.1% - Imerys
99.0% - FINPAR XI SRL
1.5% - Groupe Bruxelles Lambert (1.1% in capital) 0.1% - SGS
1.2% - Sagerpar SA
100.0% - Brussels Securities SA
98.8% - Sagerpar SA
3.6% - Groupe Bruxelles Lambert (2.6% in capital) 100.0% - Vancouver Capital S.a.r.l
15.1% - Stan Holding SAS
99.5%- Voodoo SAS
100.0% - GBL O SA
22.2% - Trône24 SRL
0.2% - One24 Capital S.C.A 5.7% - Trône 25 SRL
4.8% - One25 Capital S.C.A 100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - RPCE Consulting SAS 100.0% - GBL Advisors DE GmbH 100.0% - GBL Verwaltung SA
100.0% - GBL Energy S.á.r.l. 0.9% - Sofia Masterco S.á.r.l.
100.0% - Serena S.á.r.l.
14.2% - SGS
100.0% - GBL Capital UK – Ltd 75.0% - Sienna Private Equity SAS
100.0% - Sienna Private Equity Italy S.R.L 100.0% - Sienna Venture Capital SAS
70.0% - Sienna Venture Capital GP S.à.r.l. 70.0% - Sienna Euclide GP S.a.r.l
70.0% - Sienna Landlife GP S.a.r.l 70.0% - Sienna Private Equity GP S.a.r.l
100.0% - Sienna Investment Managers SAS 66.0% - Sienna Gestion (ex-MHGA) 82.8% - Sienna 2A SAS
100.0% - Sienna AM France (ex-Acofi) 49.0% - NEFTYS

100.0% - VER Capital
100.0% - Sienna Hephaistos Private Investments GP SARL 100.0% - Sienna Global Private Investments GP SARL
14.8% - SPC Partners SAS
8.0% - Sienna 2A SAS 100.0% - Sienna Investment Managers Luxembourg S.A.
100.0% - Sienna Real Estate Solutions S.à.r.l.
85.4% - Sienna Real Estate Partner JV Netherlands BV 100.0% - GBL Capital Invest GP S.à.r.l.
100.0% - GBL Capital Invest SCSp 19.6% - Sagard NewGen 2
74.1% - Sagard Business Intelligence FPCI 5.00% - Sagard Holdings Management Inc 9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP 10.0% - Backed 2 Founder LP
94.3% - Marcho Partners Feeder Fund ICAV 0.5% - Marcho Partners Long Feeder Fund ICAV 20.3% - HCM IV, L.P.
17.1% - Innovius Capital Fund I, L.P. 14.2% - 468 Capital II GmbH & Co. KG
100.0% - Sienna Opportunities (formerly Sienna Levier ENR) 10.0% - EC IV Invest SA
49.3% - HCM S3C LP (AKA Commune)
56.3% - HCM S11A, LP (aka Transcarent) 100.0% - Sienna Capital US LLC
14.4% - Cometics company
93.3% - Sienna Venture Capital SCA SICAV-RAIF 53.6% - Sienna Private Equity Fund I SCA SICAV-RAIF
47.6% - Sienna Euclide S.A. 53.0% - Sienna Landlife S.A.
38.8% - VER Capital Special Situations 20.0% - VCCP – SMEs – Private Debt 67.5% - Sienna Private Asset Allocation
12.7% - European CLO new Issue – ADAGIO XII EUR CLO DAC 100.0% - GBL Capital Participations S.á.r.l
15.1% - Merieux Participations SAS 34.3% - Merieux Participations 2 SAS 26.1% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen) 1.95% - Sienne Euclide SCA SICAV-RAIF
82.0% - Sienne Landlife SCA SICAV-RAIF 100.0% - GBL Capital Co-Invest Master S.a.r.l

29.2% - StreetTeam Software Limited (DBA as Pollen)

100.0% - GBL Finance S.á.r.l 100.0% - Miles Capital S..á.r.l
23.1% - Piolin II S.á.r.l
100.0% - Piolin Bidco SAU
99.5% - Parques Reunidos
100.0% - Theo Capital S.á.r.l 100.0% - Arthur Capital S.a.r.l.
7.1% - Umicore SA 3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SRL
5.0% - FINPAR VI SRL
1.4% - FINPAR VII SRL
1.0% - FINPAR VIII SRL
1.2% - FINPAR IX SRL
1.9% - FINPAR X SRL
1.0% - FINPAR XI SRL
100.0% - Celeste GP S.à r.l. 100.0% - Sapiens S.á.r.l
14.0% – Concentrix
100.0% Black Mountain S.a.r.l 15.1% - One25 Capital S.C.A.
100.0% - White Mountain S.A.
100.0% - Svea Midco S.à.r.l.
100.0% - Svea Bidco S.à.r.l.
100.0% - Belgian Securities S.à.r.l.
67.9% - Imerys (54.6% in capital)
100.0% - Mircal
100.0% - Imerys Beauvoir
100.0% - Imerys Diatomite St Bauzile & Riom (ex. Chemviron France SAS) 100.0% - Imerys Bentonite Hungary Kft
100.0% - Imerys Tableware France
100.0% - Imerys Tableware Deutschland GmbH 100.0% - Imerys Ceramics New Zealand
100.0% - Imerys Graphite & Carbon Switzerland SA 100.0% - Imerys Graphite & Carbon Japan K.K. 100.0% - Imerys Graphite & Carbon Korea 100.0% - Imerys Manufacturing Korea Ltd 100.0% - Nippon Power Graphite Co., Ltd
100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda 100.0% - Micron-Ita Mineracao Ltda

100.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda 99.0% - Imerys Minerales Chile SpA (1% Imerys Filtrations Minerals, Inc.)
100.0% - Imerys Minerales Peru S.A.C
95.3% - Imerys Minerales Argentina S.A. (4.7% Parimetal) 100.0% - Mircal Italia SpA
100.0% - Imerys Minerali Foggia S.R.L (ex:Foggia Perlite S.R.L) 100.0% - Imerys Minerali SpA
100.0% - Imerys Minerali Corsico Srl 99.7% - Imerys Talc Italy S.p.A.
100.0% - Imerys Ceramics Italy S.R.L 100.0% - Imerys Asia Pacific Pte Ltd
100.0% - Imerys General Trading Middle East FZCO 39.0% - Imerys Ceramics (Thailand) Ltd
80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited 51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)
100.0% - MRD Co., Ltd
100.0% - Imerys Kiln Furniture (Thailand) Ltd 100.0% - Imerys Mineral Vietnam Ltd
100.0% - Imerys Carbonates (Thailand) Co, Ltd
66. 7% - YBB Calcium Products Co, Ltd
100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd 100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Ceramics (India) Private Limited
20.0% -Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd 100.0% - Imerys Minerals Malaysia Sdn Bhd
100.0% - Kinta Powdertec Sdn Bhd 55.0% - Yueyang Imerys Antai Minerals Co., Ltd
100.0% - Yueyang Yingyue New Materials Co., Ltd 100.0% - Imerys Carbonates India Limited
100.0% - Imerys Performance and Filtration Minerals Private Limited 74.0% - Imerys Newquest (India) pte Ltd
50.0% - Gimpex-Imerys India Private Ltd 100.0% - Imerys Pacific Ltd
100.0% - Imerys Pigments (Qingyang) Co., Ltd 100.0% - Imerys Pigments (WuHu) Co., Ltd
99.99% - Imerys Ceramics France
40.0% - IMAF Industria Macinazione Mineralit per l’l Industria Ceramica S.p.A. 96.6% - Imerys Ceramics Portugal, SA
100.0% - Imerys Minerals GmbH 100.0% - Donbasskeramika
99.45% - Donkaolin (0.55% Owned by Imerys Ceramics France)
93.3% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal) 99.6% - Imerys Trading Minerals Egypt

100.0% - Imerys Minéraux Belgique SA

50.0% - Industrial Minerals of Greece 100.0% - Latomia N. Korakas SA
100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS 50.0% - Vougioukli Quarries AVEE
100.0% - Imerys Minéraux France 100.0% - Imerys PCC France
100.0% - Imerys Minerals International Sales 50.0% - Cebo International B.V
100.0% - Cebo UK limited 100.0% - Cebo Marine B.V. 100.0% - Cebo Holland B.V.
100.0% - Almatech Mineral International ltd 94.7% - PT Imerys Ceramic Indonesia
100.0% - Imerys Industrial Minerals Denmark A/S 68.94% - Imerys South Africa Pty Ltd
100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd 100.0% - Samrec Pty Ltd
100.0% - ECCA Holdings Pty Ltd 100.0% - Imerys South Europe S.L.
97.0% - Imerys Kiln Furniture Espana, S.A.
100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS 100.0% - Imerys Perlita Barcelona, S.A.
100.0% - Imerys Diatomita Alicante, S.A.
100.0% - Harbolite Aegean Enudstri Mineralleri Sanayi AS 100.0% - Imerys Talc UK Holding Ltd
99.8% -Imerys Talc Belgium (0.24% Owned by Imerys Talc Luzenac France) 100.0% - Imerys Talc Canada Inc.
100.0% - Imerys Talc Europe
100.0%- Imerys Talc Luzenac France
100.0% - Imerys Talc Germany GmbH
90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe) 100.0% - Imerys Talc Australia Pty Ltd
10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France) 50.0% - The Quartz Corp SAS
100.0% - The Quartz Corp USA 100.0% - The Quartz Corp AS
100.0% - Quartz Corp (Shanghai) Co., Ltd 100.0% - Ardoisieres D’Angers
100.0% - Alumica Canada Inc.
100.0% - Imerys Middle East Holding Company W.L.L.
70.0% - Imerys Al Zayani Co., W.L.L.
100.0% - Minven (CE Minerales de Venezuela S.A.) 70.0% - Imerys Mineral Arabia LLC

100.0% - Imerys Japan Co., Ltd

100.0% - Imerys Beyrede 100.0% - Imerys Glomel 100.0% - Imerys Ré
100.0% - Imerys Filtration France 100.0% - Imerys Minerals Korea Ltd 100.0% - Mircal De Mexico, SA de CV
100.0% - Liquid Quimica Mexicana, SA de CV 100.0% - Imerys Ceramics Mexico, SA de CV 100.0% - Imerys Almeria, SA de CV
100.0% - Imerys Almeria Diatomia Concessiones Zacoalco de CV
99.95% - EP Minerals de Mexico, S. de R.L. de C.V.(0.05% Owned by Imerys Almeria, SA de CV) 100.0% - Minera Roca Rodando Srl de CV
100.0% - Imerys Roca Rodando Concessiones HMO, S.A. de VC 100.0% - Imerys Clerac
89.4% - Imerys Bahacheve (ex.Vatutinsky Kombinat Vognetryviv) 100.0% - Imerys Czech Republic s.r.o
25.0% - SEITIM (ex SEITISS IMERYS MINERAUX CIRCULARIES)
100.0% - Imerys Aluminates Corporate 100.0%- Imerys Aluminates
100.0% - Imerys Sydney Pty Ltd 100.0% - Imerys Richards Bay (Pty) Ltd
100.0% - Imerys (Tianjin) New Material Technology Co., Ltd 90.0% - Imerys (Zhengzhou) New Material Technology Co. Ltd 100.0% - LLC Imerys Aluminates
100.0% - Imerys Vizag Private Limited 100.0% - Kerneos India Aluminate Private Ltd
14.0% - Imerys Domodossola S.p.A (86% Owned by Imerys Villach GmbH) 100.0% - Imerys Services
100.0% - Parimetal
100.0% - Imertech
100.0% - Imerys (Shanghai) Investment Management Co., Ltd 100.0% - Imerys UK Limited
100.0% - Imerys Trustees Limited
100.0% - Imerys UK Pension Fund Trustees Limited 100.0% - Imerys Minerals Limited
75.0% - ReClaym Limited
25.0% - Eco-Bos Development Limited 100.0% - Imerys Aluminates Limited
100.0% - Imerys UK Finance Limited 100.0% - Imerys PCC UK Ltd
100.0% - Imerys British Lithium Limited 100.0% - Refractorios Venezolanos
100.0% - Plibrico Instalaciones Refractarias 100.0% - Imerys Talc Finland Oy

100.0% - Imerys Minerals Netherlands B.V. 100.0% - Imerys Kiln Furniture Hungary Kft. 100.0% - Imerys Villach GmbH
100.0% - Imerys Ruse d.o.o
100.0% - Imerys Fused Minerals Guizhous Co. Ltd 50.0% - Imerys Fused Minerals France Sarl
86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates) 100.0% - Imerys Fused Minerals Salto Ltda
100.0% - MSL Minerais S.A.
100.0% - Shandong Imerys Mount Tai Co., Ltd 100.0% - Monrefco GmbH
49.9% - Vermiculita y Derivados, SI
89.6% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl) 100.0% - Imerys Administrative Germany GmbH
100.0% - Imerys Laufenburg GmbH 100.0% - Imerys Murg GmbH
100.0% - Imerys Zschornewitz GmbH 100.0% - Imerys Teutschenthal GmbH
100.0% - North African Industrial Mineral Exploration Sarl 100.0% - S&B Industrial Minerals Morocco
99.7% - Imerys Minerals Bulgaria AD 100.0% - Imerys Poland sp. z.o.o
99.0% - Imerys Graphite & Carbon Belgium SA (1.0% Owned by Imerys Graphite & Carbon Switzerland SA) 100.0% - Imerys Belgium SA
100.0% - Imerys Graphite & Carbon Canada Inc.
100.0% - Imerys Canada Inc.
100.0% - Calderys Algerie SPA 100.0% - Imerys Greenelle One 100.0% - Imerys Greenelle Two 100.0% - Imerys Lithium France
100.0% - Imerys USA, Inc.
100.0% - Kentucky-Tennessee Clay Co.
100.0% - Imerys Performance Minerals Americas, Inc. 100.0% - Imerys Niagara Falls, Inc.
100.0% - Imerys Refractory Minerals USA, Inc.
100.0% - Imerys Greeneville, Inc.
100.0% - Imerys Norfolk, Inc.
100.0% - Imerys Mica Kings Mountain, Inc. 100.0% - Imerys Filtration Minerals, Inc.
100.0% - Imerys Perlite USA, Inc.
100.0% - Imerys Minerals Holdings Limited (UK) 100.0% - Imerys Talc America, Inc.
100.0% - Imerys Talc Vermont, Inc. 100.0% - Pyramax Ceramics Southeast, LLC

100.0% - Imerys Wollastonite USA, LLC 100.0% - Imerys Oilfield Minerals, Inc.
25.0% - Georgia Proppants, LLC.
100.0% - Imerys Clays, Inc.
100.0% - Imerys Carbonates USA, Inc.
100.0% - Imerys Graphite & Carbon USA, Inc (ex :Violet Cactus, Inc.) 100.0% - Nyco Minerals LLC
100.0% - S & B Minerals Participations Sarl
100.0% - Linjiang Imerys Diatomite Co., Ltd
100.0% - Imerys Industrial Minerals Greece Single Member S.A. 100.0% - Imerys Services Greece Single Member SA 99.0% - Milos Mineral Museum
44.0% - Milos Initiative
97.7% - Imerys Bentonite Georgia Ltd 61.0% - Imerys Perlite Sardinia Srl
35.0% - Laviosa Chimica Mineraria S.p.A. 26.9% - Laviosa Promasa S.A
100.0% - Laviosa Sanayi ve Ticaret Ltd Sirketi 100.0% - Laviosa India Private Limited 100.0% - Laviosa France
100.0% - Carlo Laviosa Srl
100.0% - Akrotirio Trahilas Dyo Single Member SA 100.0% - Imerys Dortmund GmbH
10.4% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)
99.6% - One24 Capital S.C.A 95.6% - GfG Topco S.á.r.l
90.9% - GfG Capital S.á.r.l
54.6% - Go-For-Gold Holding GmbH 100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles Belgium BVBA 100.0% - Canyon Italia S.r.l
100.0% - Canyon Nederland B.V. 100.0% - Canyon Bicycles UK Ltd. 100.0% - Canyon Base RCSN, S.L.U.
100.0%- Bikerepair GmbH
100.0% - Canyon IP Management AG 100.0% - Canyon Iberia S.L.
100.0% - Canyon Finland OY
100.0% - Canyon Bicycles Asia Pacific PTE LTD 100.0% - Pure Cycling Global GmbH
100.0% - Canyon USA Inc.
100.0% - Canyon Australian and New Zealand PTY Ltd. 100.0% - Canyon Bicycles Japan KK

100.0% - Canyon Bicycles ASIA Ltd.

100.0% - Canyon Cicycles (Shanghai) Co., Ltd.
50.0% - GoForGold Verwaltungs GmbH 46.0% - GoForGold Coinvest CmbH & Co KG
4.43% - GoForGold Holding GmbH 95.5% - Celeste Capital S.á.r..l
100.0% - Celeste InvestCo S.A.
15.8% Celeste ManCo S.C. Sp.
1.0% Celeste TopCo S.A.
99.0% - Celeste TopCo S.A.
100.0% - Celeste Midco 1 B.V.
100.0% - Celeste Midco 2 B.V.
100.0% - Celeste Midco 3 B.V.
100.0% - Celeste Bidco B.V.
100.0% - Affidea BV
100.0% - Affidea Innovation BV 100.0% - Affidea Diagnostics BV
100.0% - Affidea Magyarorszag Kft 100.0% - Affidea Praha sro 100.0% - First Private HC sro 100.0% - Affidea Brno sro
100.0% - Affidea Spzoo
100.0% - Centrum Medyczne Medisport Spzoo 99.9% - Affidea Romania Srl
100.0% - Sanmed Srl
100.0% - Ludi Medical Center Srl
99.9% - Clinica de Diagnostic Phoenix Srl 99.9% - Affidea Cluj Srl
100.0% - Kaliophion Medical Srl 100.0% - Otomed Center Srl 100.0% - CLINICA MULTIMED SRL
100.0% - Phoenix Imagistic Srl 100.0% - Phoenix Radiology Srl 100.0% - Medsan S.R.L.
100.0% - Exploramed S.R.L.
100.0% - Biomed Scan Development S.R.L. 100.0% - Scanconsult S.R.L.
100.0% - Odelga Operator S.R.L. 99.99% - Hiperdia SA
100.0% - CT Clinic Srl
100.0% - Centrul Medical Platinum SRL 100.0% - District One Medical S.R.L.
100.0% - Explora Group Srl 100.0% - Affidea Lietuva UAB
100.0% - Endemik didmena UAB

100.0% - Medicinos Diapazonas UAB 100.0% - Poliklinika Maja I Kresimir Cavka
100.0% - Poliklinika Cavka
100.0% - Dijagnosticki Centar Vita Doo 100.0% - Poliklinika Vita
100.0% - Poliklinika RNOK Dr Kalajzic 100.0% - Polklinika Sveti Rok
100.0% - Polyklinik Eljuga
100.0% - Affidea UK Services Limited
75.0% - Advanced Managed Diagnostic Services Ltd 100.0% - Fortius Group Ltd
100.0% - Fortis London Ltd 100.0% - Orthoderm Ltd
100.0% - Affidea NI Limited 100.0% - Northern MRI Ltd
100.0%- Cromlyn House Surgical Ltd 100.0% - Advanced Radiology Ltd 100.0% - Affidea Diagnostics Ireland Ltd 100.0% - Affidea SA
100% - PathoPoint SA
92.6% - Röontgeninstitut Baden AG
97.0% - Ambulante Gastroenterologie Baden AG
70.0% - Institut fuer histoloische und zystologische Diganostik AG Aarau (10% owned by Other)
50.0% - SBE Holding GmbH
20.0% - Institut fuer histoloische und zystologische Diganostik AG Aarau (10% owned by Others)
100% - Uroviva Holding AG
100.0% - Uroviva AG
100.0% - Praxis Dr. med Peter Scott AG 100% - Uroviva Klinik AG
58.3% - Affidea Holdings Hellas SA (41.7% owned by Affidea BV) 100.0% - Affidea Central PMM SM SA
100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A. 100.0% - Affidea of Athens PMM SM SA
99.9% - Affidea of Crete PMM SM SA 100.0% - Affidea of Kavala PMM SM SA
100.0% - Affidea of Kozani Heart Center PDLM SM SA 100.0% - Affidea of Peristeri PMM SM SA
100.0% - Affidea of Piraeus Biopathological PDLM SM SA 100.0% - Affidea of Thessaloniki PMM SM SA
100.0% - Affidea PDL & MM SM SA
100.0%- Derma City Med PDLM SM SA 100.0% - Affidea of Chania PMM SM SA

99.5% - Affidea of Kalamata PDLM SA
100.0% - Affidea of Kozani Biopathological PDLM SM SA 100.0% - Affidea of Kozani Imaging PDLM SM SA 100.0% - Affidea of Piraeus Imaging PMM SM SA 100.0% - Affidea of Sparta PMM SM SA
100.0% - Affidea of Vari PMM SM SA 100.0% - Athens City Med PMM SM SA
100.0% - Diagnosis Expert Private Multimodality 100.0% - Diktis Ygeias Patision Private Multimodality SA 100.0% - Affidea Lambraki Glyfadas
100.0% - Marios salmas private diagnostic laboratory single member S.A. 100.0% - Medisalus private multimodality kifisias medical S.A.
96.0% - Cormed SH AS 99.6% - Labomed SH AS 99.99% - Intermed SH SAS 99.9% - Unimed SHT AS
99.95% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi 100.0% - Intermed Anadolu Saglik Hizmelleri Ltd.
100.0% - Affidea Espana Quality S.L.
100.0% - Clinica Medica Comarcal SL 100.0% - Clinica Ambulatori Gamma SL 100.0% - Affidea Espana Contact Center SA 100.0% - CD Foraste SA
100.0% - CD Hospital VOT SLU
24.3% - CD Diagnostico Affidea Madrid SA (75.68% Owned by RM San Francisco SA) 93.6% - RM San Francisco SA
75.7% - CD Diagnostico Affidea Madrid (24.32% Owned by Group Sanitario 100.0% - Dresyven Prevencion, S.L.U
100.0% - Vipresa S.L.U 100.0% - CD Leon SLU
100.0% - CD Valladoid SAU 100.0% - CD Soria SLU
80.0% - CPET Hospital de Jove SL 100.0% - CPET La Milagrosa SLU 100.0% - Affidea CYL, SA
100.0% - Affidea Fuensanta Sl 100.0% - QD Navarra SLU 100.0% - RM Santa Teresa SLU 100.0% - Tesla Imagen Sl
100.0% - Unidades Moviles Affidea, SL 100.0% - Tecma Salud S.L.U
100.0% - Centro Medico Infanta Mercedes Sl 100.0% - Lendyfolk Assistance SL

100.0% - Centro De Imagen Diagnostica LeganesSl

100.0% - Medicentro Boadilla St 100.0% - Medicentro Leganes Sl 100.0% - Affidea Murcia, SL
78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl) 100.0% - Scaner Murcia Sl
22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL) 75.0% - Sanatorio Virgen del Mar Cristobal S.A.
100.0% - Smile Lab2022 Slu 100.0% - Institut Autran Slu
100.0% - Euroclinics Servicos Partihados, A.C.E. (joint venture owned by several Portuguese Affidea entities)
100.0% - Albimed
100.0% - FRR-Serviços Médicos E Equipamentos, LDA 100.0% - CRT-CRT ULda
100.0% - Manuel Estevez & Frazao Lda 100.0% - Ultrasono-Radiologia U Lda
100.0% - CDI-CDI SA
100.0% - Dr M Guimares CRE SA 100.0% - Duarte J&J Lda
100.0% - Imaset Lda
100.0% - Clinica Santa Mafalda Lda.
100.0% - Imavida
100.0% - CEME CERE Lda
100.0% - IMI-IMA SA
100.0% - CEDIMA CIM SA
80.0% - SMDI-SMID SA
100.0% - Clinica do Coracao do Alentejo S.A. 100.0% - R.A.-Radiologia de Albufeira Lda.
74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.
26.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda. 100.0% - Ecorad-Ecografia e Radiologia,Lda.
100.0% - Affidea Italy Srl
100.0% - Medishare Telemedicine S.R.L. 100.0% - Affidea Lombardia Srl
95.1% - Istituto Diagnostico Antoniano Spa 100.0% - Delta Medica Srl
100.0% - Affidea Medicenter Group Srl 100.0% - Iniziativa Medica S.R.L
100.0% - Uni-X Medica Srl
4.0% - Modena Medica Srl (96% owned by Iniziativa Medica) 96.0% - Modena Medica Srl (4% owned by Uni-X Medica Srl)
100.0% - CDC SpA
100.0% - CDC Srl
100.0% - Medical Center Srl

100.0% - Medical Sport Center Srl 100.0% - NSL Srl
100.0% - Nefromed S.r.o. 100.0% - Armonia Med SRL 100.0% - Diagnost SRL
100.0% - Isis Medical Center SRL 100.0% - Imaging's Field of View SRL 100.0% - Phoenix Way SRL
100.0% - Phoenix Sighet SRL 100.0% - Phoenix Diagnostics SRL
100.0% - Phoenix Scan and Care SRL 100.0% - Affidea Lab BV
100.0% - Laboratório de Análises Clinicas Fernão Magalhães, Lda 100.0% - Alves & Duarte Lda
100.0% - Hemobiolab LAC Lda 100.0% - Hormofuncional CHF Lda
100.0% - Icon Laboratories SRL 100.0% - Affidea Cancer Treatment Centres BV
100.0% - Affidea Onkoterapia Spzoo
71.0% - European Medical Partner SPzoo
100.0% - Nu-Med Grupa S. A. Centrum Radioterapii I Onkologii
100.0% - Nu-Med Centrum Diagnostyki I Terapii Onkologicznej Katowice Spzoo
100.0% - Specjalistyczny Szpital Onkologiczny NU-MED Sp. z o. o.
100.0% - Fundacja Nu-Med
100.0% - Nu-Med Centrum Diagnostyki i Terapii Onkologicznej Zamość
Sp.z o.o.
100.0% Zakład Patomorfologii ALFAMED Sp. z o.o.
100.0% - HQ Nu-Med Warszawa 100% - MedEuropa S.R.L.
100% - MedEuropa Investitii S.R.L.
80.0% - Ygeia medical srl (20% owned by Andreas Vythoulkas) 100.0% - International Medical Centers Banja Luka

73.1% - Affidea Cancer Treatment Centers AG SA 100.0% - PSG Holding AG
100.0% - Plastic Surgery Group
69.0%- Brust Zentrum AG SA (31% owned by Brust Zentrum Holding Holding AG SA) 100.0% - Brust Zentrum Holding AG SA
31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)
100.0% Management Company SA 95.1% - Affidea Brust Zentrum Ticino SA
100.0% - EWRS Tibbi Cihazlar Ticaret Ltd Sti

96.4% - Sofia Capital S.à r.l.
99.7% - Sofia InvestCo S.A.
100.0% - Sofia GP GmbH
60.2% - Sofia MasterCo S.A.(72. 2% in capital) 99.99% - Sofia TopCo S.à r.l.
100.0% - Sofia HoldCo S.à r.l.
100.0% - Sofia MidCo S.à r.l.

99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi 100.0% - Affidea Group Kft
100.0% - Affidea Ireland Ltd
100.0% - Affidea Finance Ireland Ltd 100.0% - Affidea US LLC
100.0% - Affy MedTech B.V.
100.0% - Sanoptis S.à r.l.
21.2% - Sofia One GmbH & Co. KG 0.5% - Sofia MasterCo S.A.
100.0% - Sanoptis GmbH
100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH 100.0% - nordBLICK Augenklinik Bellevue GmbH
90.0% - Wilhelminenhaus Kiel MVZ GmbH 100.0% - nordBLICK MVZ GmbH
70.0% - BEP Augenarzte MVZ GmbH 100.0% - Augenklinik Dr. Hoffman GmbH
100.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH
66.6% - Augenkompetenzcentrum Bremerhaven MVZ und MVZ Augen-Centrum Cuxhaven üBAG Gb 70.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH
50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR 70.0% - MVZ RHR Augenarzte GmbH
65.0% - MVZ Auregio GmbH
100.0% - Augenärzte Westblick MVZ GmbH (vormals: MVZ i-care4u GmbH) 70.0% - Augenzentrum Unna MVZ GmbH
80.0% - Augentagesklinik Zehlendorf MVZ GmbH 85.0% - Augerlin MVZ GmbH
100.0% - Berolina Augenzentren MVZ GmbH 75.0% - Sudblick GmbH
70.0% - Augenzentrum Muhldorf MVZ GmbH 100.0% - Augenklinik Muldorf GmbH
90.0% - Augenzentrum Oberstenfeld MVZ GmbH 90.0% - Augenblick Mannheim-Zentrum MVZ GmbH
80.0% - Augenheilkunde Medizinische Versorgungszentren Heidenheim GmbH 50.0% - Augenheilkunde Medizinische Versorgungszentren Dillingen GbR

80.0% - Augenheilkunde Medizinische Versorgungszentren Dillingen GmbH 50.0% - Augenheilkunde Medizinische Versorgungszentren Dillingen GbR
80.0% - Mainblick Augenzentrum GmbH

75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH 100.0% - Augenzentrum an der Leine MVZ GmbH
51.0% - Augencentrum Koln MVZ GmbH 65.0% - Hanseblick MVZ GmbH
100.0% - MVZ Augencentrum Cuxhaven GmbH
33.3% - Augenkompetenzcentrum Bremerhaven MVZ und MVZ Augen-Centrum Cuxhaven uBAG gbR
62.0% - MVZ Weitblick GmbH
100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH 60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH 80.0% - Avila Augenpraxisklinik MVZ GmbH
70.0% - Augenzentrum Brilon MVZ GmbH 51.0% - OCU PRO ® Augenärzte MVZ GmbH 65.0% - Rheinblick Augenzentrum GmbH 95.0% - Argus Augen MVZ GmbH
50.0% - Argus Augenklinik GmbH 100.0% - Oculent Contactlinsen GmbH
51.0% - uBAG Augenzentrum Pforzheim MVZ GmbH 51.0% - Augenzentrum am Numarkt MVZ GmbH
40.0% - Augentagesklinik Luneburger Heide GbR 51.0% - Augenzentrum Luneburg GmbH
60.0%- Augentagesklinik Luneburger Heide GbR 80.0% - Augenzentren Rhein-Ruhr GmbH
51.0% - AUGEN LOHR MVZ GmbH
90.0% - Augenärztliches Operationszentrum Buchen GbR
90.0% - Augenärztliches Operationszentrum Lohr-Miltenberg GbR 100.0% - Sanoptis I Unternehmensverwaltungs GmbH
77.5% - Belenus Augenzentrum MVZ GmbH 80.0% - MVZ Dr. Farghaly & Schumacher GmbH
70.0% - Augenklinik Rendsburg GmbH
100.0% - Taxi and Transport Neuwerk GmbH
50.0% - Praxisgemeinschaft Augenklinik Rendsburg GbR 90.4% - Augenklinik Rendsburg MVZ GmbH
50.0% - Praxisgemeinschaft Augenklinik Rendsburg GbR 55.0% - Sanovation GmbH
14.5% - Sleo Health GmbH 100.0% - Sanoptis AG
85.0% - Opthamed AG
85.0% - Augenzentrum Bahnhof Basel AG 95.0% - Eyeparc AG
100.0% - Dr. J. Menzi Augenarzt AG
100.0% - Augenarztpraxis Spitalgassee Bern AG 80.0% - Berner Augenklinink Group AG

100.0%- Berner Augenklinik AG 60.0% - KammannEye AG
70.0% - Matia AG
70.0% - OP Zentrum Schaffhausen GmbH 51.0% - OpthaVisuell AG
51.0% - Augenarzt Schaffhausen AG 60.0% - Vue Group AG
90.0% - Vue Center Biel AG 90.0% - Vue Center Grenchen AG
80.0% - OMMA Augenklinik AG
80.0% - Augenarztpraxis + Tagesklinik Dr Frei AG 63.4% - Skylight Beteiligungs – AG
100.0% - TAZZ AG
100.0% - Ambulante Augenchirurgie Zürich AG 85.0% - Augencentrum Zytglogge AG
100.0% - Tagesklinik im Eichgut AG 85.0% - Augenzentrum Winterthur AG 100.0% - Augenarztpraxis am Bahnof
88.9% - Clinique ViSionR SA 5.7% - Ikerian AG
100.0% - Sanoptis Holding GmbH
54.9% - Augenzentrum Innsbruck 60 GmbH 75.0% - Augenlaserklinik Gmb
55.0% - Amadeus Augenzentrum GmbH 55.0% - Augenzentrum Mariagrün GmbH 100.0% - Augenzentrum Rheinblick GmbH 100.0% - Augenzentrum Donaublick GmbH 100.0% - Augunzentrum Salzkammergut GmbH 100.0% - Augenzentrum Draublick GmbH 100.0% - Augenzentrum Augenstem GmbH
100.0% - Sanoptis Greece S.A.
80.0% LASERVISION.GR
65.0% - Athens Vision A.E.
60.0% - OFTHALMOCHEIROURGIKI A.E.
90.0% - Eye Treatment Limited Partnership / “Private Clinic - Zafeiriadis Anastasios & Co. Medical L.P.”
65.0% - Idiotiki M.H.N. Kentro Orasis Hpeirou A.E. / “Private day clinic Epirus Vision Center SA”
10.0% - Eye Treatment Limited Partnership / “Private Clinic - Zafeiriadis Anastasios & Co. Medical L.P.” 100.0% - Sanoptis Italia S.P.A.
65.0% - HICARE SURGERY S.r.l.
75.0% - ALSO S.R.L
60.0% - HEALTH CARE S.r.l
70.0% - Mediprogress S.r.l

70.0% - AN & VI S.R.L
75.0% - Centro Oculistico Ramovecchi S.R.L. 75.0% - Centro Vista S.r.l.
100.0% - Sanoptis Espania SL
78.0% - Vista Sanchez Trancon, S.L. 75.0% - Bilboftal S. L.
80.0% - Assistencia Oftalmologica de Catalunya, S.L. 80.0% - Instituto Oftalmologico Clinsafa, S.L.
80.0% - Instituto Oftalmologico Integral, S.L.
80.0% - CLINICA QUIRURGICA SARRIA S.L. (former: LASER OFTALMICO ADMIRAVISION SL; Laser
Oftálmico Corachán S.L.)
78.11% - Centre Ocular Quirúrgic de Terrassa, S.L.P.

E.Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Pacific Corporation Limited 100.0% - Power Pacific Equities Limited

F.Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc. 100.0% - 3121011 Canada Inc.
100.0% - Power Communications Inc. 100.0% - Power Corporation International 100.0% - Power Corporation of Canada Inc. 100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gesca Holdings Inc.
100.0% - Gesca Digital Inc.
100.0% - 9214470 Canada Inc.100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - Power Sustainable Investment Management Inc.
100.0% - Power Sustainable Infrastructure UK Credit Manager Ltd. 74.7% - Power Sustainable Manager Inc.
100.0% - 15963044 Canada Inc.
100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Lios GP I Inc.
100.0% - Lios Fund I LP

100.0% - PSL Investments Fund I LP 100.0% - PSL Investments I (US) LP 100.0% - Lios Fund I-A LP
100.0% - Lios Collector A1 GP Inc.
100.0% Lios Collector A1 LP 100.0% - Power Sustainable Lios GP I (US) Inc.
100.0% - Lios Fund I (US) LP
100.0% - Lios PBC Co-Invest Inc.
100.0% - Lios PBC Co-Invest LP 100.0% - Power Sustainable Manager US, Inc.
100.0% - Power Sustainable Infrastructure Credit , LLC
100.0% - Power Sustainable Infrastructure Credit Manager, L.P. 100.0% - PSIC Fund I GP, LLC
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) Feeder, LP. 100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.
100.0% - PSIC Fund I HC, LP
100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.
100.0% - PSIC Offshore Blocker I, L.P.
100.0% - PSIC Non-U.S. Pooling I, L.P.
100.0% - PSIC Non-U.S. CFC Blocker, L.P.
100.0% - PSIC U.S. Blocker I, Inc.
100.0% - PSIC U.S. Pooling I, L.P.
100.0% - PSIC Fund Investors, L.P.
100.0% - Power Sustainable Decarbonization, LLC
100.0% - Power Sustainable Decarbonization Manager, L.P. 100.0% - PSD GP (Canada) Inc.
100.0% - PSD Feeder Fund I (Canada) L.P. 100.0% - Power Sustainable Decarbonization GP, LLC
100.0% - Power Sustainable Decarbonization Investors, L.P. 100.0% - Power Sustainable Decarbonization Fund I, L.P.
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP 100.0% - Potentia Renewables US Holdings LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP 100.0% - Nautilus US Power Holdco, LLC
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP 100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP 100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I LLC.

100.0% - PESIP Canada Feeder Fund II LP
100.0% Power Sustainable Energy Infrastructure US II LLC 100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP 100.0% - PSEIP Carry Holding LP 100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc.
100.0% - PSEIP Carry US GP Inc.
100.0% - PSEIP Carry US LP
25.0% (voting) - 9314-0093 Québec Inc. 100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
50.0% - Soluciones de Energia Alterna, S.L
100.0% - Potentia Solar Holdings II Limited Partnership 100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership 100.0% - TSPS (Portfolio 2) Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership 100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor Limited Partnership 100.0% - MOM Solar Limited Partnership
100.0% - PSI Solar Finance 5 Limited Partnership 100.0% - Potentia Solar 5 Limited Partnership 100.0% - Potentia Solar 6 Limited Partnership 100.0% - Potentia Solar 7 Limited Partnership 100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership 100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - PSI Solar Finance 14 Limited Partnership 100.0% - Potentia Solar 14 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership 100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc. 100.0% - Reliant (No. 1) Solar Holdings Inc. 100.0% - Metasolar Consultants Inc.
100.0% - Reliant First Nation Limited Partnership 100.0% - Potentia Energy Limited Partnership
100.0% - PSI Construction Agent 2 Limited Partnership 100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership

100.0% - Potentia Solar 10 Limited Partnership 100.0% - Potentia Solar 11 Limited Partnership 100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar Holdings GP Inc. 100.0% - PSI Finance 13 GP Inc. 100.0% - PSI Solar Finance 1 GP Inc. 100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc. 100.0% - Potentia Solar 6 GP Inc. 100.0% - Potentia Solar 7 GP Inc. 100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc. 100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc. 100.0% - Potentia Solar 9 GP Inc. 100.0% - Potentia Solar 10 GP Inc. 100.0% - Potentia Solar 11 GP Inc. 100.0% - Potentia Solar 12 GP Inc.
100.0% - PRI Construction Agent 2 GP Inc. 100.0% - PRI Consulting GP Inc.
100.0% - PRI Construction GP Inc. 100.0% - Solarize Holdings GP Inc. 100.0% - Solarize Holdings LP
100.0% - Solarize Services GP Inc. 100.0% - Solarize Services LP 100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.
100.0% - SE 2011 LP
100.0% - SE 2012 GP Inc.
49.985% - SE 2012 LP
49.985% - SE2 2013 LP
49.99% - SE5 2013 LP
100.0% - QS1 2012 GP Inc.
49.98% - QS1 2012 LP
100.0% - QS4 2012 GP Inc.
49.985% - QS4 2012 LP
100.0% - QS15 2012 GP Inc.
49.985% - QS15 2012 LP

100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
39.996% - SE7 2013 LP
100.0% - SE7 2013 GP Inc.
100.0% - SE9 2013 GP Inc.
100.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 GP Inc. 100.0% - Solarize Financial 2015 LP 100.0% - Solexica Energy GP5 Inc.
100.0% - Solexica Energy LP 5
85.0% - Solexica Solar Brampton GP 100.0% - ME3 2012 GP Inc.
49.985% - ME3 2012 LP
100.0% - ME10 2012 GP Inc.
84.98% - ME10 2012 LP
100.0% - ME11 2012 GP Inc.
49.985% - ME11 2012 LP
100.0% - GS 2013 LP
19.26% - Power Sustainable Energy Infrastructure Canada Fund I LP 100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP 50.0% - 13582175 Canada Inc.
50.0% - Kruger-Energy Saint-Paul Holding L.P.
50.0% - Parc éolien Saint-Paul-de-Montminy Inc.
50.0% - 13582167 Canada Inc.
50.0% - Kruger Energy Les Jardins Holdings L.P.
50.0% - Commandite Kruger Energie Les Jardins Inc. 50.0% - Kruger Energie Les Jardins S.E.C.
100.0% - Skyview BESS Holding GP Inc. 100.0% - Skyview BESS Holding LP
100.0% - PR Ontario BESS GP Inc.
90.0% - Skyview BESS Limited Partnership 100.0% - Skyview BESS Inc
100.0% - Potentia NB GP Inc. 100.0% - Potentia NB LP
100.0% - Pokeshaw Windfam Limited Partnership 100.0% - Stirling Wind Project II Ltd.
100.0% - Stirling Wind Project II LP 100.0% - Red Brick Wind GP Inc.
100.0% - Red Brick Wind Limited Partnership 100.0% - Golden South II GP Inc.
100.0% - Golden South II Limited Partnership 100.0% - PR WS Sponsor GP Inc.
100.0% - PR WS Sponsor LP

100.0% - Stirling Wind Project Ltd 100.0% - Stirling Wind Project LP
74.99%- Stirling Renewable Energy Limited Partnership.
100.0% - PR Jenner Sponsor GP Inc. 100.0% - PR Jenner Sponsor LP
100.0% - Jenner Wind 1 GP Inc. 100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 GP Inc.
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 GP Inc.
100.0% - Jenner 3 Limited Parntership 100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP 100.0% - Rose Valley Wind Holding GP Inc. 100.0% - Rose Valley Wind Holding LP
100.0% - Rose Valley Wind GP Inc. 49.0% - Rose Valley Wind LP
100.0% - Rose Valley Wind Inc.
100.0% - Crystal Falls Solar Holding GP Inc.
100.0% - Crystal Falls Solar Holding Limited Partnership 100.0% - Crystal Falls Solar Project GP Inc.
100.0% - Crystal Falls Solar Limited Partnership 100.0% - Crystal Falls Solar Project Inc.
100.0% - Massey Solar Holding GP Inc.
100.0% - Massey Solar Holding Limited Partnership 100.0% - Massey Solar GP Inc.
100.0% - Massey Solar Limited Partnership 100.0% - Massey Solar Inc.
100.0% - Pineview BESS Holding GP Inc.
100.0% Pineview BESS Holding Limited Partnersip 100.0% - Pineview BESS GP Inc.
100.0% - Pineview BESS Limited Partnership 100.0% - Pineview BESS Inc.
100.0% - 2866075 Ontario Inc. 100.0% - Oxley Wind Farm Inc.
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership 100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc. 100.0% - Golden South Wind GP Inc 100.0% - Golden South Wind LP
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership 100.0% - Paintearth Wind Project Ltd.

100.0% - Paintearth Wind Project LP 100.0% - 5979359 Manitoba Ltd.
67.0% - 5956162 Manitoba Ltd.
50.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP 50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP 100.0% - Potentia Renewables 15 GP Inc.
100.0% - Potentia Renewables 15 Limited Partnership 100.0% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% - Affinity Wind GP Inc. 50.0% - Affinity Wind LP 100.0% - PRI Solar GP Trust 100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc. 84.90% - PRI Industrial Solar LP 49.0% - LIFE Solar 1 Inc.
49.0% - LIFE Solar 2 Inc.
49.0% - LIFE Solar 3 Inc.
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership 100.0% - PRI Solar Gardens Nominee Inc. 100.0% - PRI Solar Gardens GP Trust 100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc. 100.0% - 2366333 Ontario Inc.
100.0% - 2330049 Ontario Inc.
100.0% - SunE Newboro 4 GP Corp.
100.0% - SunE Welland Ridge GP Corp.
100.0% - SunE Sky GP Erie Ridge Ltd.
100.0% - Potentia Renewables 17 Limited Partnership 100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP 100.0% - SunE Sky Erie Ridge LP 75.0% - Truro Heights Wind LP
16.67% - 3285142 Nova Scotia Limited 67.0% - Truro Heights Wind GP Ltd.
49.0% - Truro-Milbrook Wind LP
25.0% - 3285142 Nova Scotia Limited 67.0% - Truro-Milbrook Wind GP Ltd.
75.0% - Pockwock Wind LP
41.67% - 3285142 Nova Scotia Limited 67.0% - Pockwock Wind GP Ltd.

49.0% - Whynotts Wind LP
16.67% - 3285142 Nova Scotia Limited 67.0% - Whynotts Wind GP Ltd.
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Creekside BESS Limited Partnership 100.0% - Heartwood BESS Limited Partnership 100.0% - Amprior BESS Limited Partnership
100.0% - Essex Storage GP Inc.
100.0% - Essex Storage Limited Partnership 100.0% - Sa K-ekone Solar GP Inc.
49.0% - Sa K-ekone Solar Limited Partnership
100.0% - Potentia Renewables Saskatchewan Limited Partnership 100.0% - Potentia Renewables Saskatchewan GP Inc.
100.0% - Southern Springs Solar Holding GP Inc. 100.0% - Southern Springs Solar Holding LP
100.0% - Southern Springs Solar GP Inc. 49.0% - Southern Springs Solar LP
100.0% - Southern Springs Solar Inc.
100.0% - Potentia Renewables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership 100.0% - BrightRoof IP Ltd.
100.0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.895% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership 100.0% - JCM Solar G.P.1 Ltd.
100.0% - Maxim Solar Power Corporation 100.0% - Tenedors GP 1 Ltd.
100.0% - GSC RP 1 LP
100.0% - GSC RP 5 LP
100.0% - GSC 6 LP
100.0% - Potentia Renewables 19 Inc.
100.0% - Potential Renewables 19 Limited Partnership 100.0% - Ernestown Holdings Inc.
100.0% - Ernestown Holdings Limited Partnership
44.99998% - Ernestown Windpark Limited Partnership 100.0% - Ernestown Windpark Inc.
100.0% - Maryvale Wind Inc.
100.0% - Maryvale Wind Limited Partnership 100.0% - Swift River Operations Limited 100.0% - Swift River Energy Limited 50.0001% - Swift River Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp

15.22% - Power Sustainable Energy Infrastructure US Fund I LP 100.0% - Potentia Renewables US Holdings LLC
100.0% - Musselshell Wind Holdings, LLC 100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC 95.0% - Potentia Stargell Holdco LLC
80.0% - Hyperion Holdco II, LLC
100.0% - IEP Tejas Verde, LLC
100.0% - Potentia US Battery Storage Holdings, LLC 100.0% - IEP Tejas Verde, LLC
100.0% - PR Damon, LLC
100.0% - PR Land Holdings, LLC 100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
51.0% - Kamaole Solar Holdings, LLC
51.0% - Kamaole Solar, LLC 100.0% - PR Operating LLC
100.0% Potentia US Wind Fund 1, LLC 95.00% - BSW US Holdings II, LLC
100.0% Big Sky Wind, LLC
100.0% - BSW DevCo, LLC
100.0% - Potentia US Solar Fund 3, LLC 50.0% - Desert Quartzite, LLC
100.0% - Potentia US Solar Fund 2, LLC 100.0% - CG Solar Blocker I LLC
100.0% - CG Goldeney I, LLC
100.0% - ConnectGen Goldfinger I LLC 50.0% - Goldfinger Ventures LLC
50.0% - 2019 SOL III LLC
50.0% - Windhub Solar A, LLC 50.0% - Sunshine Valley Solar, LLC
100.0% - CG Solar Blocker II LLC 100.0% - CG Goldeney II, LLC
100.0% - ConnectGen Goldfinger II LLC 50.0% - Goldfinger Ventures II, LLC
50.0% – 2019 SOL IV LLC
50.0% - Sun Streams LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC 65.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC 100.0% - Minnesota Solar CSG 4, LLC 100.0% - Minnesota Solar CSG 8, LLC 100.0% - Minnesota Solar CSG 9, LLC 100.0% - Minnesota Solar CSG 19, LLC

100.0% - Minnesota Solar CSG 21, LLC 100.0% - Potentia Renewables Big Sky Operations LLC
100.0% - Potentia Renewable Developments, LLC 100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC 100.0% - Nautilus Community Solar, LLC
29.81% - Power Sustainable Energy Infrastructure US Fund II LP 100.0% - Nautilus US Power Holdco, LLC
100.0% - Nautilus Solar Landco, LLC 100.0% - Nautilus LNTP Holdco, LLC 100.0% - Nautilus Equipment Borrower, LLC
100.0 – Enterprise Road Solar, LLC 100.0% - Gregg Road Solar, LLC
100.0% - Odyssey Alpine Road Solar, LLC 100.0% - Odyssey Sandoval Solar Phase 2, LLC 100.0% - TPE IL WI158, LLC
100.0% - TPE IL WI202, LLC
100.0% - USS Sand Solar LLC 100.0% - USS Valley Solar LLC
100.0% - IL Solar Minonk Project1, LLC 100.0% - IL Solar Minonk Project2, LLC 100.0% - Odyssey Sonora Solar, LLC
100.0% - Nautilus OH Development, LLC 100.0% - Nautilus MI Development, LLC 100.0% - Nautilus NM Development, LLC 100.0% - Nautilus WI Development, LLC 100.0% - Yellow 17, LLC
100.0% - Luna Rossa Schodack Solar, LLC 100.0% - Yellow 23 LLC
100.0% - Yellow 22 LLC
100.0% - Great Lakes Peck Road Solar, LLC 100.0% - Great Lakes Michigan Solar, LLC 100.0% - Great Lakes 72nd Street Solar, LLC 100.0% - Great Lakes Wisconsin Solar, LLC 100.0% - Great Lakes Ohio Solar, LLC 100.0% - West Deming Solar Project, LLC
100.0% - Pulse Solar II, LLC 100.0% - Bear Branch Solar LLC 100.0% - Old Island Solar LLC 100.0% - Old Lock Solar LLC
100.0% - Nautilus Solar Devco Holdings, LLC
99.0% - Nautilus Solar Devco Parent, LLC (1% owned by Nautilus Solar Devco Holdings, LLC) 100% - Churchville Solar, LLC

100.0% - Westminster Solar, LLC
100.0% - Nautilus Term Transfer Holdco, LLC 100.0% - Moro Altamont Solar, LLC 100.0% - Leeds Route 106 Solar, LLC 100.0% - CGA Solar, LLC
100.0% - Renew Solar RI Exeter Ten, LLC 100.0% - Renew Solar RI Exeter Mail LLC 100.0% - Spirit Presque Isle 1 Solar, LLC 100.0% - Spirit Presque Isle 2 Solar, LLC 100.0% - VP Road Solar, LLC
100.0% - VP Road Solar South, LLC 100.0% - Falcon Sheesley, LLC 100.0% - BD Solar Norridgewock, LLC
100.0% - Nautilus Term Transfer Holdco II, LLC 100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Nautilus Solar Construction Seller, LLC 100.0% - Wolcott Hill Road Solar LLC
100.0% - St Lawrence County NY S2 LLC 100.0% - Luna Rossa Champlain Solar, LLC 100.0% - Chesapeake KE73 Solar, LLC 100.0% - Islander Solar, LLC
100.0% - Livingston Crossing Solar LLC 100.0% - Chesapeake Energy One, LLC 100.0% - Carroll County MD Solar, LLC 100.0% - Lincoln LI77 Solar, LLC 100.0% - Gowans Road Solar LLC 100.0% - Maverick One, LLC
100.0% - Ironside Lily Creek Solar, LLC 100.0% - Chesapeake NE91 Solar, LLC 100.0% - Clover Solar, LLC
100.0% - Sedum Solar, LLC 100.0% - Jacob’s Place Solar LLC
100.0% - Lantana Solar Project, LLC 100.0% - Odyssey Granite City Solar, LLC 100.0% - Odyssey St. John Solar, LLC 100.0% - Lincoln HE33 Solar, LLC 100.0% - Carya Solar, LLC
100.0% - Carbondale Community Energy Initiative LLC 100.0% - East Walnut Street Community Initiative LLC 100.0% - RPIL Solar 4, LLC
100.0% - Odyssey Viola Solar, LLC 100.0% - USS Chandler Solar LLC
100.0% - Nautilus Solar Operations, LLC

99.0% - Nautilus Solar Opco Parent, LLC (1% owned by Nautilus Solar Operations, LLC)

100.0% - Nautilus Solar Term Holdco, LLC
100.0% - Nautilus Lion Sponsor Member, LLC 100.0% - Nautilus Lion Member, LLC
100.0% - Sturgeon Quarry Solar, LLC 100.0% - Casco Sidney Solar, LLC 100.0% - Casco Standish Solar, LLC 100.0% - Meeting House Solar, LLC 100.0% - SolarClub 10, LLC
100.0% - Bear One, LLC
100.0% - Sabattus SB01, LLC 100.0% - Red Wing Solar 3 LLC 100.0% - Vestal PS9 Solar, LLC 100.0% - Vestal PS10 Solar, LLC 100.0% - Sanford Solar LLC
100.0% - Nautilus Atlantis II MM Holdco, LLC
100.0% - Nautilus Atlantis II Lessee Holdco, LLC 100.0% - Nautilus Atlantis II Lessor Holdco, LLC 100.0% - Mustang One, LLC
100.0% - Lion One, LLC
100.0% - Ten Oaks Solar LLC 100.0% - Red Wing Solar 30, LLC 100.0% - Parker Place Solar LLC 100.0% - Peterboro Road Solar, LLC 100.0% - Casco Brewer Solar, LLC
100.0% - Sturgeon Ryan Ranch Solar, LLC 100.0% - Beech Road Solar, LLC
100.0% - Comfort Solar, LLC 100.0% - BD Solar Rangeley LLC 100.0% - BD Solar Larson LLC 100.0% - BD Solar North Anson LLC
100.0% - Norridgewock Martin Stream Solar LLC 100.0% - Nautilus FPF Sponsor Member, LLC
100.0% - Nautilus FPF Member, LLC [100.0% of Class B Membership Interests] 100.0% - BD Solar Limestone LLC
100.0% - BD Solar Masardis LLC 100.0% - BD Solar Nicolin LLC
100.0% - Nautilus Solar Term Holdco II, LLC 100.0% - Nautilus Class B Member 2025, LLC
100.0% - Nautilus Owner 2025, LLC [100.0% of Class B Membership Interests] 100.0% - Carroll County MD Solar, LLC
100.0% - Luna Rossa Champlain Solar, LLC 100.0% - Gowans Road Solar, LLC
100.0% - Chesapeake Energy One, LLC 100.0% - Chesapeake KE73 Solar, LLC

100.0% - Chesapeake SU94 Solar, LLC 100.0% - Chesapeake SU113 Solar, LLC 100.0% - Chesapeake SU163 Solar, LLC 100.0% - Livingston Crossing Solar LLC 100.0% - St Lawrence County NY S2, LLC 100.0% - Islander Solar, LLC
100.0% - Goose Haven Solar LLC 100.0% - RPIL Solar 5, LLC
100.0% - Chesapeake SU165 Solar, LLC 100.0% - Lincoln LI18 Solar, LLC 100.0% - Lincoln KA04 Solar, LLC 100.0% - Lincoln KA32 Solar, LLC 100.0% - Little Valentine Solar LLC 100.0% - Odyssey St. Jacob Solar, LLC 100.0% - Barnes Road Solar, LLC 100.0% - Barnes Road Solar West, LLC
100.0% Nautilus Issuer 2022 Holdco, LLC
100.0% Nautilus Issuer 2022, LLC
100.0% - Nautilus Sponsor Member 2022, LLC
100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests] 100.0% - Tiffany Energy LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC
100.0% - Washington WS03, LLC 100.0% - Sturgeon Solar Gray, LLC
100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC) 100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC) 100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC) 100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC) 100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC) 100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
100.0% - Wells Solar LLC 100.0% - Fryeburg Solar, LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco, LLC
100.0% - VH West Brookfield, LLC 100.0% - NSE Kam MM Holdco, LLC
100.0% - Virgo KAM Holdco, LLC (100% Class B Units) 100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC 100.0% - Winsted Solar LLC
100.0% - NSE Goat Island MM Holdco, LLC

100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)

100.0% - Nautilus Goat Island Solar, LLC 100.0% - Nautilus Hopkins Hill MM Holdco, LLC
100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest) 100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)
100.0% - TPE Hopkins Solar Holdings1, LLC 100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC 100.0% - Hollygrove Solar, LLC
100.0% - Howland Solar, LLC 100.0% - Pearl Solar, LLC 100.0% - Pearl Solar II, LLC
100.0% - FFP NY Schagticoke Project1, LLC 100.0% - FFP NY Schenectady Project1, LLC 100.0% - FFP NY Watertown Project1, LLC 100.0% - FFP NY Guilderland Project1, LLC 100.0% - Aegis Solar, LLC
100.0% - FFP Fund II Partnership2, LLC 100.0% - FFP Bethlehem Project1, LLC 100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar, LLC 100.0% - Dover Solar, LLC 100.0% - Ellsworth Solar, LLC 100.0% - Ellsworth Solar II, LLC 100.0% - Frog Hollow Solar, LLC 100.0% - Howell Solar, LLC
100.0% - FFP Owings Mills Project1 LLC 100.0% - FFP MD Snow Hill Project1 LLC 100.0% - FFP MD PGC18 Project, LLC
100.0% - FFP MD Solar Holdings, LLC 100.0% - Nautilus Holdco I, LLC
100.0% - NS Belle Mead, LLC
100.0% - NSE Barnstable HS Solar LLC 100.0% - NSE Duxbury Solar LLC 100.0% - NSE Solar #1032 LLC
100.0% - NSE Cape Cod Solar IV LLC 100.0% - NSE Mattacheese Solar LLC 100.0% - NSE Wixon Solar LLC 100.0% - Red Wing Solar 15 LLC 100.0% - Red Wing Solar 20 LLC 100.0% - SolarClub23 LLC
100.0% - Red Wing Solar 28, LLC 100.0% - SolarClub 35 LLC 100.0% - Vestal PS2 Solar, LLC

49.62% - LMPG Inc.

100.0% - Vestal PS14 Solar, LLC 100.0% - Vestal PS15 Solar, LLC
100.0% - Sturgeon Town House Solar, LLC 100.0% Nautilus Sponsor Member 2021 LLC
100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC 100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC 40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC 100.0% - NSE CroakerRenewables Inc.
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC 100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC 100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC 100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - LMPG Corp. (formerly knows as Lumenpulse Lighting Corp.)
100.0% - LMPG USA, Inc.(formerly known as Sternberg Lanterns, Inc.) 100.0% - Architectural LW Holdings, LLC
100.0% Palo Alto Lighting, LLC
100.0% Architectural Lighting Works, S.de R.L. de C.V.
100.0% - LMPG Holdings Inc.
80.0% Vode Lighting, LLC 100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp 80.0% - Pa-Co Lighting Inc.
100.0% - Lumca Inc.
100.0% - Toronto Lightworks Inc. 100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited

G.Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.

0.85% - Clark Holding SE
0.77% - Koho Financial Inc. (0.77% outstanding equity)

2.16% - Wealthsimple Financial Corp (1.86% equity)
.    100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
52.70% - Wealthsimple Financial Corp. (48.16% equity) 100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Investments Inc. 100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple Technologies (Alberta) Inc.
100.0% - SimpleTax Software Inc. 100.0% - Wealthsimple Payments Inc. 100.0% - Wealthsimple Media Inc.
100.0% - Wealthsimple Mortgage Services Inc. 100.0% - 14500873 Canada Inc.
100.0% - Wealthsimple Financial Planning Services, Inc. 100.0% - Wealthsimple Funds Holdco Inc.
100.0% - Wealthsimple Private Credit Fund 1 GP Inc.
100.0% Wealthsimple Private Credit Fund 1 LP 100.0% - Wealthsimple Private Credit Fund 1 Sub GP Inc.
100.0% Wealthsimple Private Credit Fund 1 Sub LP 100.0% - Wealthsimple Web3 Inc.
100.0% - Wealthsimple Loan Company 100.0% - Fey Labs Inc.
100.0% - Springboard II LP
5.22% - Koho Financial Inc.(5.24% outstanding equity)
H.Sagard Holdings & Portag3
Power Corporation of Canada
100.0% - Power Financial Corporation
65.00% - Great-West Lifeco Inc. (71.14% total equity (directly and indirectly) 12.65% - Sagard Holdings Management Inc. (10.75% equity)
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
50.83% - Sagard Holdings Management Inc. (43.23% equity) 100.0% - Everwest Holdings Inc.
100.0% - EverWest Property Services, LLC 100.0% - EverWest Advisors LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC 100.0% - EW Equity Plan, LLC
100.0% - Sagard Holdings Management Corp.
40.0% - HalseyPoint Holdco, LLC
100.0% - HalseyPoint Asset Management, LLC

100.0% - Sagard HalseyPoint CLO Management GP LLC 100.0% - Sagard HalseyPoint CLO Management LP
100.0% - Sagard Holdings Service Corp.
100.0% - Sagard Holdings Manager (US) LLC
100.0% - Sagard Senior Lending Partners Offshore GP LLC 100.0% - Sagard Senior Lending Partners Holdings II LP
100.0% - Sagard Senior Lending Partners Offshore-U GP LLC 100.0% - Sagard Senior Lending Partners Holdings II-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U SPV II LLC 100.0% - Sagard Senior Lending Partners Holdings LLC
100.0% - Sagard Senior Lending Partners Holdings-U LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC 100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC 100.0% - Sagard CLO Equity Fund GP LLC
100.0% - Sagard CLO Equity Fund LP
100.0% - Sagard CLO Equity Fund US Feeder LP 100.0% - Sagard Senior Lending Partners-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings I-U LP 100.0% - Sagard Senior Lending Partners-U LP
100.0% - Sagard Senior Lending Partners RN-U LP
100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings-U LP 100.0%- Performance Equity Associates, LLC (46.25% equity)
100.0% - Performance Equity Management, LLC 100.0% - Sagard Private Equity Strategies GP Inc.
100.0% - Sagard Private Equity Strategies LP 100.0% - Sagard Private Equity Strategies Feeder LP
100.0% - Sagard Private Equity Strategies Carried Interest LP 100.0% - Sagard Private Equity Strategies Carried Interest Feeder LP
100.0% - Sagard UK Management Ltd.
45.0% - BEX TopCO SAS
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP 100.0% - Sagard Holdings Wealth LP
77.27% - Grayhawk Wealth Holdings Inc. (73.83% fully diluted equity) 100.0% - Grayhawk Investment Strategies Inc.
100.0% - Sagard Foundry Participation LP 100.0% - P3 Ventures Participation LP 100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP 100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Portage Capital Solutions Carried Interest LP 100.0% - Portage Web3 Fund I Carried Interest LP

88.17% - Sagard S.A.S.
100.0% - Sagard Holdings Manager (Canada) Inc. 100.0% - Sagard (MENA) Ltd
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP 100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP 100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP 100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP 100.0% - Sagard Credit Partners II (US Investments), LP
100.0% - Sagard Credit Partners II SPV I GP, Inc.
100.0%- Sagard Credit Partners II SPV I, LP 100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP 100.0% - Sagard Credit Partners III GP Inc.
100.0% - Sagard Credit Partners III (Canada) LP 100.0% - Sagard Credit Partners III-U (Canada) LP 100.0% - Sagard Credit Partners III-U RN (Canada) LP
100.0% - Sagard Credit Partners III Special GP Inc.
100.0% - Sagard Credit Partners III Special LP 100.0% - Sagard Credit Partners III (Cayman) GP LLC
100.0% - Sagard Credit Partners III LP 100.0% - Sagard Credit Partners III-U (Cayman) GP LLC
100.0% - Sagard Credit Partners III-U (US) LP 100.0% - Sagard Credit Partners III-U LP
100.0% - Sagard Credit Partners III-U RN (US) LP 100.0% - Sagard Private Credit GP Inc.
100.0% - Sagard Private Credit LP
100.0% - Sagard Private Credit Reverse Hybrid 1 LP 100.0% - Sagard Private Credit Reverse Hybrid 2 LP
100.0% - Sagard Private Credit Financing SPV I GP Inc.
100.0% - Sagard Private Credit Financing SPV 1 LP 100.0% - Sagard Private Credit Financing SPV 2 LP
100.0% - GL Ontario GP Inc.
100.0% - Great Lakes Ontario LP 100.0% - Sagard CLO Equity Fund GP Inc.
100.0% - Sagard CLO Equity Fund Feeder LP 100.0% - Sagard CLO Equity Fund FI Feeder LP
100.0% - Sagard Healthcare Royalty Partners GP LLC 100.0% - Sagard Healthcare Royalty Partners, LP 100.0% - Sagard Healthcare Partners (Delaware) LP

100.0% Sagard Healthcare Partners Funding SPE 1, LLC
100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP 100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP
100.0% - Sagard Healthcare Partners (Delaware) II LP 100.0% - Sagard Healthcare Partners (P-1) LP
100.0% - Sagard Healthcare Partners (US Blocker-1) LLC 100.0% - Sagard Healthcare Partners (US Blocker-2) LLC
100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP 100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP 100.0% - Sagard Healthcare Partners (892 Feeder), LP 100.0% - Sagard Healthcare Partners (892) Holdings, LP 100.0% - Sagard Healthcare Partners Holdings, LP
100.0% - Sagard Healthcare Partners (AIV-1) LP 100.0% - Sagard Healthcare Partners (Europe) GP Limited
100.0% - Sagard Healthcare Partners (Europe) ILP 100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC 100.0% - Portag3 Ventures Participation Inc. 100.0% - Portag3 Ventures Participation US LP 100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP 100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
1.03% - Albert Corporation
0.46% - Clark (FL Fintech E GmbH) 12.24% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership 0.56% - Nesto Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc. 12.20% - Albert Corporation
15.24% - Koho Financial Inc. 10.37% - Clark
12.52% - Socotra Inc. 19.97% - Fondeadora Inc. 9.80% - AlpacaDB, Inc.
21.17% - Pledg SAS
17.02% - Rose Technology Incorporated 15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc. 63.63% - Diagram Ventures II LP 12.57% - Conquest Planning Inc.

9.12% - integrate AI Inc. 14.15% - Boosted.ai 10.72% - Hellas Direct
1.97% - Tallied Technologies Inc. (Founders Shares)
1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares) 2.02% - 12835347 Canada Inc (Helika) (Founders Shares) 1.46% - 12837072 Canada Inc (Obeo) (Founders Shares) 1.98% - Choir Technologies Inc. (Founders Shares)
1.29% - ClearEstate (Founders shares)
2.23% - Conduit Blockchain Technologies Inc. (Founder shares) 2.85% - Novisto Inc (plus Founders shares)
3.78% - Pillar (Founders shares)
8.08% - Retirable, Inc (plus Founders shares) 1.62% - Skylight (Founders shares)
2.96% - Synctera Inc (plus Founders shares) 1.59% - Trice Technologies Inc (Founders Shares) 4.02% - Wingo Technologies Inc (Founders shares)
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP 100.0% - Portag3 Ventures II Carried Interest LP 100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP 100.0% - Portage Ventures III LP
100.0% - Portage Ventures III International LP 100.0% - Portage Ventures III Investments LP
11.25% - 12835304 Canada Inc. (Conduit) 10.94% - Covey IO Corp.
12.29% - Croissant Pay, Inc. 11.99% - GuarantR, Inc.
11.88% - KikOff Inc.
13.43% - Kontempo Holdings Limited 14.10% - LeapXpert Group
12.53% - Nesto Inc. 8.97% - HeyMirza Ltd. 11.47% - Loanstreet Inc.
19.20% - Wealthier Pty Ltd.(Pearler) 11.21% - Modular Technologies OÜ (TUUM) 18.18% - Tallied Technologies Inc.
12.84% - Angle Health, Inc. 18.00% - Agio Ratings Limited 31.16% - Notch Ordering Inc. 15.62% - Oat Financial, Inc.

15.69% - QUIN Technologies GmbH

12.48% - Mooncard 10.01% - Liquidly Inc.
12.02% - Conduit Blockchain Technologies, Inc. 15.40% - Benepass, Inc.
17.67% - Brella Insurance Inc.
10. 94% - Cover Tree Inc.
10.00% - Midas Technology Corp. 22.0% - Zeal (Puzzl Group Inc.) 13.83% - Zilo Technology Limited 11.28% - Haruko Limited
11.76% - Najar
100.0% - Portage Ventures III B1 LLC 18.69% - Valstro Holdings, LLC
15.31% - Faye
100.0% - Portage Ventures III Access Fund LP 100.0% - Portage Ventures IV GP Inc.
100.0%- PVBCI LP
100.0% - Portage Ventures IV Carried Interest LP 100.0% - Portage Ventures IV LP
100.0% - Portage Ventures IV International LP 100.0% - Portage Ventures IV Investments LP
11.25% - Formance, Inc.
16.67% - Seed Investor Holdings, Inc. 20.00% - Final Commerce Inc.
8.75% - Flexbase Technologies, Inc. 18.77% - OneCarNow Holdings Limited 16.00% - Stratosphere Technology Inc. 14.71% - ObsidianOS Limited
12.43% - Allocate Holdings Inc.
20.0% - Elysian Insurance Services Inc. 14.83% - Klear AI, Inc.
17.54% - Pluto Financial Technologies, Inc.
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures Limited Partnership 3.38% - Nesto
6.99% - Retirable
50.0% - Diagram Ventures II GP Inc. 100.0% - Diagram Ventures II LP
5.10% - Novisto
4.52% - Synctera
9.46% - Baselane
9.71% - ClearEstate
11.75% - Tallied
11.35% - Helika

12.47% - Obeo
13.93% - Trice 50.0% - Diagram Ventures III GP Inc.
100.0% - Diagram Ventures III LP 14.00% - Trice
9.96% - Choir 14.59% - Katara AI
17.28% - Axle Automation 9.62% - Landjourney
15.75% - LoadLogic
3.63% - Walnut
17.62% - Policybook
13.72% - Coral
17.35% - Mahalo
13.42% - Locus X (ex-GameIQ)
100.0% - Diagram Ventures III Carried Interest L.P.
50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP 100.0% - Diagram Opportunity Fund I LP
7.90% - Synctera
0.90% - Albert
7.03% - Novisto
5.43% - Baselane
8.47% - ClearEstate
4.79% - Nesto
0.80% - Alpaca
0.0% - Wealthsimple Financial Corp (0.11% equity)100.0% - Diagram SPV 5-24 LP 2.46% - Nesto
100.0% - Diagram SPV 5-24 Carried Interest Limited Partnership 100.0% - Diagram SPV 2-25 L.P.
100.0% - Diagram SPV 2-25 Carried Interest Limited Partnership 100.0% - Diagram SPV 10-25 L.P.
50.0% - Diagram ClimateTech GP Inc.
100.0% - Diagram ClimateTech Carried Interest L.P.
22.56% - Relion
100.0% - Diagram ClimateTech Fund L.P.
22.56% - Relion
17.86% - Lyteflo
1.80% - veritree
8.83% - Skyward
5.00% - PemPem
8.00% - Enurgen
49.0% – Diagram Corporation (75.0% equity) 100.0% - Springboard III GP Inc.

100.0% - Springboard III LP 100.0% - Sagard Holdings GP, Inc.
100.0% - Sagard Holdings, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company 100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP 100.0% - Spadina LP
3.51% - Wealthsimple Financial Corp. (3.03% equity) 100.0% - Sagard PE Canada GP Inc.
100.0% Sagard PE Canada Carried Interest LP 100.0% - Sagard Private Equity Canada LP
100.0% SPEC CL GP Inc.
100.0% SPEC CL Co-Invest LP
50.3433% - Courchesne, Larose Holding Inc.
100.0% - Courchesne, Larose, Limitee 59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
38.68% - Groupe Lou-Tec Inc.
100.0% Acces Location D’Equipements Inc. 100.0% - Locations SSJ Inc.
100.0% - MKS Equipements Inc. 100.0% - Torcan Lift Equipment Ltd.
100.0% - SPEC NG Holding Inc.
31.24% - Norbec Group Inc. 96.0% - SPEC PF Co-Invest GP Inc.
100.0% - SPEC PF Co-Invest LP
42.44% - PakFab Engineered Solutions Corp.
37.9% - Lorne Park Capital Partners Inc. (f.k.a.1001252840 Ontario Inc.)
100.0% - Bellwether Investment Management Inc. (f.k.a.1001252872 Ontario Inc.)
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares) 100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies GP Ltd. 100.0% - Sagard Senior Lending Partners GP Inc.
100.0% - Sagard Senior Lending Partners LP
100.0% - Sagard Senior Lending Partners Holdings I LP 100.0% - Sagard Senior Lending Partners Holdings GP Inc.
100.0% - Sagard Senior Lending Partners Holdings LP 100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Carried Interest LP 100.0% - Sagard Senior Lending Partners Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest Blocker LP 100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP

100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP 100.0% - Sagard Senior Lending Partners Offshore-U GP Inc
100.0% - Sagard Senior Lending Partners Offshore-U LP 100.0% - Sagard Senior Lending Partners Offshore GP Inc.
100.0% - Sagard Senior Lending Partners Offshore LP 100.0% - Sagard Senior Lending Partners Holdings SPV GP Inc.
100.0% - Sagard Senior Lending Partners Holdings I SPV LP 100.0% - Sagard Senior Lending Partners Holdings II SPV LP
100.0% - Sagard Senior Lending Partners Holdings-U GP LLC 100.0% - Sagard Senior Lending Partners Holdings-U III LP
100.0% - Sagard Senior Lending Partners Holdings GP LLC 100.0% - Sagard Senior Lending Partners Holdings III LP
100.0% - Portage Capital Solutions GP Inc.
100.0% - Portage Capital Solutions Fund I LP 16.23% - Theta Ray Ltd.
100.0% - Portage Capital Solutions Canada Fund I LP 100.0% - Portage Capital Solutions US Fund I LP
100.0% - Portage Capital Solutions International Fund I LP 100.0% - Portage Web3 I GP Inc.
100.0% - Portage Web3 Feeder Fund I LP 100.0% - Portage Web3 Master Fund I LP
100.0% - Portage Web3 Blocker Inc.
100.0% - PCS Arglass Co-Invest GP. Inc.
100.0% - PCS Arglass Co-Invest LP 100.0% - Mowat GP Inc.
100.0% - Mowat Participation LP 100.0% Mowat LP
3.76% Koho Financial Inc.
100.0% - PPCVI GP Inc.
100.0% - PPCVI Carried Interest LP 100.0% - PPCVI LP
100.0% - PPCVI Blocker I, LLC
100.0% - PPCVI Blocker II, LLC
100.0% - SHMI CDN Feeder GP Inc.
100.0% - Sagard NewGen 2 Canadian Feeder LP 100.0% - Sagard USPF Inc.
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company